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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1.	Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Global Advantage Fund

December 31, 2017

Baron Funds®

Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
R6 Shares: BPTUX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3
Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
R6 Shares: BFGUX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5
Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
R6 Shares: BIGUX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7
Baron Real Estate Fund
Ticker Symbols:
Retail Shares: BREFX
Institutional Shares: BREIX
R6 Shares: BREUX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9
Baron Emerging Markets Fund
Ticker Symbols:
Retail Shares: BEXFX
Institutional Shares: BEXIX
R6 Shares: BEXUX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11
Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
R6 Shares: BENUX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13
Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
R6 Shares: BGLUX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15
Financial Statements
Statements of Net Assets	16
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Statement of Cash Flows	33
Notes to Financial Statements	34
Financial Highlights	45
Report of Independent Registered Public Accounting Firm	52
Tax Information	53
Fund Expenses	54
Disclosure Regarding the Approval of the Investment Advisory Agreement for Baron Real Estate Income Fund by the Board of Trustees	56
Management of the Funds	57

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the year ended December 31, 2017. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 23, 2018	Linda S. Martinson Chairman, President and Chief Operating Officer February 23, 2018	Peggy Wong Treasurer and Chief Financial Officer February 23, 2018

This Annual Financial Report is for the following seven series of Baron Select Funds: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, and Baron Global Advantage Fund. Baron Real Estate Income Fund commenced investment operations on January 2, 2018 and therefore, is not included in this report. Baron WealthBuilder Fund commenced investment operations on December 29, 2017 and is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2017

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	31.54%	10.02%	16.73%	7.90%	12.84%
Baron Partners Fund — Institutional Shares[1,2,3,4]	31.91%	10.31%	17.04%	8.14%	12.93%
Baron Partners Fund — R6 Shares[1,2,3,4]	31.88%	10.31%	17.04%	8.14%	12.93%
Russell Midcap Growth Index[1]	25.27%	10.30%	15.30%	9.10%	9.78%
S&P 500 Index[1]	21.83%	11.41%	15.79%	8.50%	9.72%

[1]

The indexes are unmanaged. The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2017 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2017

Percent of Total Investments
Tesla, Inc.	14.4%
CoStar Group, Inc.	10.9%
Arch Capital Group Ltd.	9.1%
Vail Resorts, Inc.	8.2%
Hyatt Hotels Corp.	8.0%
The Charles Schwab Corp.	6.2%
FactSet Research Systems, Inc.	6.2%
IDEXX Laboratories, Inc.	5.9%
Manchester United plc	4.4%
Gartner, Inc.	4.4%
77.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2017†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2017, Baron Partners Fund1 gained 31.54%, outperforming the Russell Midcap Growth Index, which increased 25.27%.

The Fund has performed well since its conversion into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion through December 31, 2017, the Fund gained an annualized 13.48% versus an annualized 11.74% for the Russell Midcap Growth Index. The Fund also has meaningfully outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 12.84%* compared with an annualized 9.78% for its index.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

U.S. equity indexes reached record highs several times in 2017, driven by strong corporate earnings results and economic growth. Although events like weather-related catastrophes, geopolitical tensions, and the Fed’s three interest rate hikes could have posed challenges, the stock markets continued to inch higher. Volatility also remained relatively low throughout the year, hovering below 12 for the CBOE Volatility Index. The unemployment rate declined, while GDP expanded during the year. Later in 2017, prospects for U.S. tax law reform in Congress also helped boost the markets.

At the sector level, the Fund’s investments in Consumer Discretionary, Information Technology, and Financials were the largest contributors to performance. There were no sectors that detracted from performance in the period.

The largest individual contributor was Tesla, Inc., a manufacturer of purely electric automobiles, energy storage, and solar solutions. Shares performed well in 2017 as the company advanced towards its goal of offering a mass market electric vehicle. Tesla’s core business of Models S and X continued to grow, with Model X deliveries projected to nearly double year-over-year. Tesla also introduced plans to produce a new solar roof, a truck (Tesla Semi), and a new Roadster. Lastly, Tesla completed its acquisition of SolarCity in late 2016 without creating significant pressure on the auto business as some feared it might.

The largest detractor was athletic apparel company Under Armour, Inc. Competition has been taking market share from the company. Inventory levels throughout the industry remained high, leading to increased price reductions. Retailer bankruptcies and store closures have reduced the consumer’s ability to purchase Under Armour products. Amid a challenging environment, we decided to sell our position.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	December 31, 2017

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	26.36%	7.47%	9.82%	6.42%	10.94%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	26.59%	7.75%	10.10%	6.64%	11.04%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	26.67%	7.77%	10.11%	6.65%	11.04%
Russell 2500 Growth Index[1]	24.46%	10.88%	15.47%	9.62%	8.04%
S&P 500 Index[1]	21.83%	11.41%	15.79%	8.50%	8.66%

[1]

The indexes are unmanaged. The Russell 2500™ Growth Index measures the performance of small to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2017 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2017

Percent of Net Assets
Vail Resorts, Inc.	15.0%
Tesla, Inc.	14.5%
Hyatt Hotels Corp.	13.0%
CoStar Group, Inc.	10.8%
FactSet Research Systems, Inc.	7.5%
Choice Hotels International, Inc.	6.0%
Manchester United plc	5.7%
Iridium Communications Inc.	4.8%
Arch Capital Group Ltd.	4.7%
Red Rock Resorts, Inc.	4.5%
86.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2017†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2017, Baron Focused Growth Fund1 increased 26.36%*, outperforming the Russell 2500 Growth Index, which rose 24.46%.

Since its inception on May 31, 1996 through December 31, 2017, the Fund has outperformed the Russell 2500 Growth Index, gaining an annualized 10.94%* compared with an annualized 8.04% for its index.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. The Fund is non-diversified, which is a riskier investment strategy. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

U.S. equity indexes reached record highs several times in 2017, driven by strong corporate earnings results and economic growth. Although events like weather-related catastrophes, geopolitical tensions, and the Fed’s three interest rate hikes could have posed challenges, the stock markets continued to inch higher. Volatility also remained relatively low throughout the year, hovering below 12 for the CBOE Volatility Index. The unemployment rate declined, while GDP expanded during the year. Later in 2017, prospects for U.S. tax law reform in Congress also helped boost the markets.

At the sector level, the Fund’s investments in Consumer Discretionary, Information Technology, and Financials were the largest contributors to performance. There were no sectors that detracted from performance in the period.

The largest individual contributor was Tesla, Inc., a manufacturer of purely electric automobiles, energy storage, and solar solutions. Shares performed well in 2017 as the company advanced towards its goal of offering a mass market electric vehicle. Tesla’s core business of Models S and X continued to grow, with Model X deliveries projected to nearly double year-over-year. Tesla also introduced plans to produce a new solar roof, a truck (Tesla Semi), and a new Roadster. Lastly, Tesla completed its acquisition of SolarCity in late 2016 without creating significant pressure on the auto business as some feared it might.

The largest detractor was athletic apparel company Under Armour, Inc. Competition has been taking market share from the company. Inventory levels throughout the industry remained high, leading to increased price reductions. Retailer bankruptcies and store closures have reduced the consumer’s ability to purchase Under Armour products. Amid a challenging environment, we decided to sell our position.

We expect to continue to establish positions in small- and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	December 31, 2017

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
	One Year	Three Years	Five Years	Since Inception (December 31, 2008)
Baron International Growth Fund — Retail Shares[1,2]	36.94%	11.93%	10.74%	12.77%
Baron International Growth Fund — Institutional Shares[1,2,3]	37.33%	12.20%	11.01%	13.05%
Baron International Growth Fund — R6 Shares[1,2,3]	37.33%	12.20%	11.01%	13.05%
MSCI ACWI ex USA Index[1]	27.19%	7.83%	6.80%	9.17%
MSCI ACWI ex USA IMI Growth Index[1]	32.25%	9.69%	8.25%	10.31%

[1]

The Fund has changed its primary benchmark to the MSCI ACWI ex USA Index given its broad acceptance as the standard benchmark measuring international markets equity performance. The Fund will maintain the MSCI ACWI ex USA IMI Growth Index as a secondary benchmark. The MSCI ACWI ex USA Index Net USD is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index Net USD is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2017 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2017

Percent of Net Assets
RIB Software SE	3.3%
Square Enix Holdings Co., Ltd.	2.5%
Eurofins Scientific SE	2.5%
Tencent Holdings, Ltd.	2.2%
Mitsubishi UFJ Financial Group, Inc.	2.1%
Constellation Software, Inc.	2.1%
Vivendi SA	2.1%
BNP Paribas S.A.	2.0%
JM Financial Limited	2.0%
Alibaba Group Holding Limited	1.9%
22.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2017†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2017, Baron International Growth Fund1 gained 36.94%, outperforming the MSCI ACWI ex USA Index, which rose 27.19%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

International and emerging market equities delivered strong annual returns powered by healthy economic growth, strong earnings, and favorable policy support. In addition, elections and political risks were resolved favorably during the year in Japan, France, the Netherlands, India, Brazil, Chile, Argentina, and South Africa, helping fuel confidence and valuation support.

On a country basis, holdings in China, Japan, and the U.K. contributed the most to performance. Investments in Nigeria, Australia, and Denmark detracted slightly.

On a sector basis, investments in Information Technology, Health Care, and Industrials were the largest contributors. Real Estate detracted modestly.

The largest contributor was RIB Software SE, a German company servicing the global construction industry with a software solution for productivity enhancement. During the year, the company continued to post strong growth in software licenses, an area that also carries an above-average margin. As a result, management upgraded the company’s earnings guidance. RIB’s joint venture with Flextronics announced in late 2016 to collaborate on a cloud-based platform more than doubled RIB’s total available market, further boosting shares.

The largest detractor was Domino’s Pizza Enterprises Ltd., a master franchiser of the Domino’s Pizza Brand in Australia and New Zealand, certain European countries, and Japan. Shares declined in 2017 as the stock was pressured by an increased market focus on wage inflation in Australia. Reports of abusive labor practices at franchises of other brands in the country also negatively impacted the company’s shares. However, with extraordinary innovation, a sophisticated CEO, and exceptional execution, we think Domino’s Pizza Enterprises is poised for long-term growth.

While we believe we remain in a sweet spot for international economic growth and corporate earnings, the marked appreciation of the past year, high current optimism, and a likely moderation of abundant global liquidity support cause us to temper expectations for further substantial gains in the near term. However, the longer-term and more secular drivers remain encouraging, and we believe our unique forward-looking and bottom-up fundamental approach and process position us well to identify and take advantage of attractive international investments as they rise.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2017

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX, MSCI US REIT INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
	One Year	Three Years	Five Years	Since Inception (December 31, 2009)
Baron Real Estate Fund — Retail Shares[1,2]	31.04%	6.98%	12.66%	16.08%
Baron Real Estate Fund — Institutional Shares[1,2]	31.42%	7.26%	12.96%	16.38%
Baron Real Estate Fund — R6 Shares[1,2,3]	31.42%	7.27%	12.97%	16.38%
MSCI USA IMI Extended Real Estate Index[1]	18.04%	9.33%	12.60%	13.76%
MSCI US REIT Index[1]	3.74%	4.03%	7.99%	11.18%
S&P 500 Index[1]	21.83%	11.41%	15.79%	13.92%

[1]

The indexes are unmanaged. The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2017 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2017

Percent of Net Assets
InterXion Holding N.V.	6.6%
Mohawk Industries, Inc.	6.1%
American Tower Corp.	5.7%
Home Depot, Inc.	4.8%
Equinix, Inc.	4.5%
Vulcan Materials Company	4.5%
Macquarie Infrastructure Corporation	3.6%
MGM Resorts International	3.0%
The Sherwin-Williams Company	2.7%
Hilton Worldwide Holdings, Inc.	2.6%
44.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2017†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2017, Baron Real Estate Fund1 gained 31.04%, outperforming the MSCI USA IMI Extended Real Estate Index, which rose 18.04%. Since its inception on December 31, 2009 through December 31, 2017, the Fund has generated an annualized return of 16.08%, compared with 13.76% for the index.

Baron Real Estate Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include building products/services companies, hotels and leisure companies, casino and gaming operators, data centers, real estate service companies, real estate operating companies, infrastructure-related companies, homebuilders, and tower operators. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

In 2017, we structured the Fund to take advantage of seven compelling investing themes. These include: 1) companies that we expect to perform well as economic growth continues to improve and interest rates rise; 2) residential real estate-related companies that should benefit from the ongoing rebound in the U.S. housing market; 3) real estate-related companies that should benefit from the technology revolution; 4) additional real estate categories and companies that we expect to benefit from secular and/or cyclical tailwinds (e.g., construction materials companies); 5) REITs with strong growth prospects, liquid and appropriately capitalized balance sheets, and attractive valuations; 6) Las Vegas — one of the best real estate markets in the U.S.; and 7) international real estate opportunities that offer improved growth prospects, low interest rates, and attractive stock valuations. Six of our seven themes performed well. The one theme that did not come to fruition in 2017 — our prioritization of real estate construction materials companies that we expected to benefit from the anticipated increase in U.S. infrastructure spending — we believe may rebound in 2018.

Investments in building products/services, REITs, and hotels & leisure contributed the most to returns in the year. Infrastructure-related & MLPs was the only sub-industry to detract modestly from Fund performance in 2017.

The top contributor was InterXion Holding N.V., a provider of network-dense, carrier-neutral colocation data center services across Europe. The stock price increase was driven by robust quarterly results, growth that exceeded Street expectations, and acceleration of cloud demand in Europe.

The top detractor was Macquarie Infrastructure Corporation, which owns a diversified group of U.S. infrastructure assets. Shares fell largely due to the overall sell-down of the MLP sector and a slight reduction in free cash flow growth. We continue to believe in Macquarie’s infrastructure asset base’s high barrier to entry, its ability to generate predictable cash flows, and its ability to deploy substantial capital at attractive low double-digit returns.

In our opinion, the outlook for the stock market remains compelling, supported by generally solid business conditions, an improving global economy, low interest rates, modest inflation, supportive central bank policies, tax reform, and the possibility of an acceleration in corporate mergers and acquisition activity. We remain optimistic about the outlook for real estate and the Fund.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2017

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
	One Year	Three Years	Five Years	Since Inception (December 31, 2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	40.34%	8.96%	8.95%	6.59%
Baron Emerging Markets Fund — Institutional Shares[1,2]	40.63%	9.23%	9.23%	6.85%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	40.59%	9.25%	9.25%	6.86%
MSCI EM Index[1]	37.28%	9.10%	4.35%	2.56%
MSCI EM IMI Growth Index[1]	44.70%	11.08%	6.49%	4.07%

[1]

The Fund has changed its primary benchmark to the MSCI EM (Emerging Markets) Index given its broad acceptance as the standard benchmark measuring emerging markets equity performance. The Fund will maintain the MSCI EM (Emerging Markets) IMI Growth Index as a secondary benchmark. The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and the Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2017 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2017

Percent of Net Assets
Tencent Holdings, Ltd.	4.2%
Alibaba Group Holding Limited	4.1%
Baidu, Inc.	3.2%
KB Financial Group Inc.	2.3%
Samsung Electronics Co., Ltd.	2.1%
Sino Biopharmaceutical Ltd.	1.9%
Sberbank of Russia PJSC	1.8%
Maruti Suzuki India Ltd.	1.8%
Taiwan Semiconductor Manufacturing Company Ltd.	1.7%
WH Group Limited	1.6%
24.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2017†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2017, Baron Emerging Markets Fund1 gained 40.34%, outperforming the MSCI EM Index, which rose 37.28%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Emerging market (“EM”) equities led global markets throughout a strong year powered by healthy economic growth, strong earnings, and favorable policy support. In addition, elections and political risks were resolved favorably during the latter months of the year in countries such as India, Brazil, Chile, Argentina, and South Africa, helping fuel confidence and valuation support.

On a country basis, holdings in China, India, and Korea contributed the most to performance. Investments in the U.K. and Nigeria detracted modestly in the period.

On a sector basis, investments in Information Technology, Consumer Discretionary, and Financials were the largest contributors. There were no detracting sectors.

The top contributor was Alibaba Group Holding Limited., the largest e-commerce company in China. Shares were up in 2017 as both top and bottom line results exceeded Street expectations. Alibaba benefited from strong mobile and advertising growth, which drove upside beyond core e-commerce growth. We expect mobile monetization to continue while Alibaba invests in new growth areas such as groceries and cloud computing.

Russia’s largest retailer Magnit PJSC was the largest detractor. Shares declined as a key competitor continued to execute an aggressive retail expansion strategy, creating pricing pressure and rising land acquisition costs for Magnit. We exited the position because we believe this trend will continue with no change to margin recovery for Magnit.

While we think we remain in a sweet spot for EM economic growth and corporate earnings, the marked appreciation of the year, high current optimism, and a likely moderation of abundant global liquidity support cause us to temper expectations for further substantial gains in the near term. However, we feel that if a consolidation or correction occurs in the near term, it would be a healthy development, curing excess optimism rather than foreshadowing a more concerning decline. On a longer-term basis, we believe the recent outperformance by EM equities may be in the early innings as many countries are introducing productivity-enhancing reforms, and political winds have shifted in a market-friendly direction. Further, we are intrigued by an explicit goal in China to gain market and profit share from Western multinationals in high value-added sectors, which we believe could broadly benefit EM corporate earnings, particularly relative to major global multinationals that represent a significant presence in the developed world indexes. We remain optimistic that our differentiated discipline and process position us well over the long term to take advantage of investment opportunities across our broad universe.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	December 31, 2017

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND† (RETAIL SHARES)
IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
	One Year	Three Years	Five Years	Since Inception (December 30, 2011)
Baron Energy and Resources Fund — Retail Shares[1,2]	(8.90)%	(7.38)%	(2.78)%	(3.22)%
Baron Energy and Resources Fund — Institutional Shares[1,2]	(8.68)%	(7.17)%	(2.56)%	(3.01)%
Baron Energy and Resources Fund — R6 Shares[1,2,3]	(8.58)%	(7.17)%	(2.56)%	(3.01)%
S&P North American Natural Resources Sector Index[1]	1.23%	0.11%	1.07%	1.25%
S&P 500 Index[1]	21.83%	11.41%	15.79%	15.83%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The indexes are unmanaged. The S&P North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks, including mining, energy, paper and forest products, and plantation owning companies. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2017 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2017

Percent of Net Assets
RSP Permian, Inc.	8.0%
Tesla, Inc.	8.0%
Parsley Energy, Inc.	7.7%
Concho Resources, Inc.	7.7%
Encana Corp.	7.3%
Golar LNG Ltd.	5.5%
Halliburton Co.	4.4%
Andeavor	4.2%
Aspen Technology, Inc.	4.0%
Noble Midstream Partners LP	3.5%
60.3%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2017†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2017, Baron Energy and Resources Fund1 declined 8.90%, underperforming the S&P North American Natural Resources Sector Index, which rose 1.23%.

The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (MLPs) of any market capitalization. The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well managed and appropriately financed, and have significant long-term growth prospects and competitive advantages. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

While our forecasts for the industry proved to be very much in line with how things played out, the stocks did not perform as expected, which coupled with outflows wreaked havoc on our portfolio and our performance for the year. We did see a bit of a return to normalcy in the performance of energy shares and the Fund in the fourth quarter. Nevertheless, the actual correlation between oil prices and energy stocks deteriorated in the quarter relative to what it had been in the first nine months of the year, and energy shares continued to underperform the recovery in the commodity, the improvement in industry cash flows and the rise in the rig count/well count, and oil and gas production.

The Fund’s investments in the oil & gas refining & marketing, automobile manufacturers, and application software sub-industries contributed the most to performance. Oil & gas equipment & services, specialty chemicals, and oil & gas exploration & production sub-industries detracted the most during the year.

Encana Corp., an exploration & production company operating in Western Canada and Texas, was the largest contributor. Shares increased in 2017 as the company raised production guidance and increased inventory of premium drilling locations. Encana is making progress in improving its balance sheet and capital efficiency, as evidenced by productivity improvements and a commitment to generate over $1.5 billion of free cash flow over the next five years.

The top detractor was oil & gas chemical additives supplier Flotek Industries, Inc. Shares fell in 2017 on domestic complex nano-fluid sales that missed analyst estimates. In addition, a key customer identified surfactants as a potential area for cost savings. Hurricane-related disruptions to the supply chain also hurt the share price. We retain conviction. Flotek’s technology offers important environmental benefits that could contribute to additional growth, and we think the company should significantly outgrow the industry in the next several years.

We continue to see an industry in recovery and we see significant value in the shares of energy and energy-related companies. We expect that the disconnect that occurred in 2017 between commodity prices and energy share prices will revert as the upside potential in share prices now exceeds that of the commodity, in our opinion. With energy share weightings in major indexes at or near historic lows, we believe this may be an opportune time to invest in the Fund.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2017

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2017
	One Year	Three Years	Five Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	49.53%	13.27%	14.67%	13.64%
Baron Global Advantage Fund — Institutional Shares[1,2]	49.75%	13.49%	14.91%	13.87%
Baron Global Advantage Fund — R6 Shares[1,2,3]	49.89%	13.51%	14.92%	13.88%
MSCI ACWI Growth Index Net[1]	30.00%	10.88%	12.10%	11.28%
MSCI ACWI Index Net[1]	23.97%	9.30%	10.80%	10.42%

†

The Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings. There is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]

The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses (by contract as long as BAMCO, Inc. is the Adviser to the Fund) and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2017 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2017

Percent of Net Assets
Alibaba Group Holding Limited	7.2%
Naspers Limited	7.2%
Amazon.com, Inc.	6.5%
Facebook, Inc.	4.3%
Alphabet Inc.	4.0%
argenx SE	3.8%
EPAM Systems, Inc.	3.5%
Housing Development Finance Corporation Limited	3.3%
TAL Education Group	2.7%
Mellanox Technologies Ltd.	2.6%
45.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2017†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2017, Baron Global Advantage Fund1 rose 49.53%, outperforming the MSCI ACWI Growth Index, which gained 30.00%.

Baron Global Advantage Fund is a diversified fund that invests primarily in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well-managed, and have sustainable competitive advantages. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2017 proved to be a rewarding year for global growth investors and many of our companies have performed exceedingly well. With Baron Global Advantage Fund returning almost 50%, it has undeniably been a favorable environment for the way in which we invest. After lackluster earnings growth in the prior year, corporate profits are on pace for double-digit growth in 2017.

On a sector basis, investments in Information Technology, Consumer Discretionary, and Health Care were the top contributors to performance. There were no detracting sectors.

From a country perspective, holdings in the U.S., China, and South Africa were the top contributors. There were no countries whose holdings detracted.

Alibaba Group Holding Limited, the largest e-commerce company in China, was the largest contributor in 2017. Shares were up as both top and bottom line results exceeded Street expectations. Alibaba benefited from strong mobile and advertising growth, which drove upside beyond core e-commerce growth. We expect mobile monetization to continue while Alibaba invests in new growth areas such as groceries and cloud computing.

The largest detractor was integrated Brazilian oil & gas company Petróleo Brasileiro S.A. – Petrobras. Shares declined in 2017 as investors speculated regarding the potential impact of government transition on fuel pricing policy in the aftermath of Brazil’s political crisis. We exited our position mid-year.

Our outlook for 2018 is optimistic. Digital ad spending and e-commerce growth are accelerating, with spending on cloud computing still growing more than 60% (and faster than that in Asia). The digitization phenomenon that we believe will continue for years to come is starting to reach inflection points in many new areas where not only media and retail, but health care, transportation, and consumer banking are in the midst of full blown disruptions now. We believe this should continue to favor many of the companies in which we are invested. Our goal remains to maximize long-term returns without taking significant risks of permanent loss of capital. We are optimistic about the long-term prospects of the companies in which we are invested and continue to search for new ideas and investment opportunities.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2017

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (119.07%)
Consumer Discretionary (45.03%)
	Automobile Manufacturers (17.53%)
1,110,000	Tesla, Inc.[1]	$236,819,490	$345,598,500

	Casinos & Gaming (0.65%)
380,787	Red Rock Resorts, Inc., Cl A	9,150,312	12,847,753

	Hotels, Resorts & Cruise Lines (11.05%)
2,600,000	Hyatt Hotels Corp., Cl A1	72,054,423	191,204,000
500,000	Norwegian Cruise Line Holdings Ltd.[1,2]	23,556,905	26,625,000

		95,611,328	217,829,000

	Internet & Direct Marketing Retail (0.46%)
6,119,570	AO World plc (United Kingdom)[1,2]	13,050,671	9,088,577

	Leisure Facilities (9.97%)
925,800	Vail Resorts, Inc.	27,801,851	196,704,726

	Movies & Entertainment (5.37%)
5,350,000	Manchester United plc, Cl A2	91,115,472	105,930,000

Total Consumer Discretionary		473,549,124	887,998,556

Financials (26.13%)
	Financial Exchanges & Data (7.53%)
770,000	FactSet Research Systems, Inc.	50,187,585	148,425,200

	Investment Banking & Brokerage (7.55%)
2,900,000	The Charles Schwab Corp.	50,169,841	148,973,000

	Property & Casualty Insurance (11.05%)
2,400,000	Arch Capital Group Ltd.[1,2]	31,929,992	217,848,000

Total Financials		132,287,418	515,246,200

Health Care (7.13%)
	Health Care Equipment (7.13%)
900,000	IDEXX Laboratories, Inc.[1]	39,330,858	140,742,000

Industrials (6.45%)
	Aerospace & Defense (1.76%)
221,631	Space Exploration Technologies Corp., Cl A1,3,4,6	29,920,185	30,496,425
30,221	Space Exploration Technologies Corp., Cl C1,3,4,6	4,079,835	4,158,410

		34,000,020	34,654,835

	Trading Companies & Distributors (4.69%)
900,000	Air Lease Corp.	28,803,158	43,281,000
900,000	Fastenal Co.	39,285,653	49,221,000

		68,088,811	92,502,000

Total Industrials		102,088,831	127,156,835

Information Technology (27.96%)
	Application Software (3.95%)
1,050,000	Guidewire Software, Inc.[1]	81,811,169	77,973,000

	Internet Software & Services (18.70%)
712,463	Benefitfocus, Inc.[1]	23,330,624	19,236,501
875,000	CoStar Group, Inc.[1]	104,342,327	259,831,250
2,200,000	Zillow Group, Inc., Cl A1	85,746,775	89,628,000

		213,419,726	368,695,751

	IT Consulting & Other Services (5.31%)
850,000	Gartner, Inc.[1]	94,205,470	104,677,500

Total Information Technology		389,436,365	551,346,251

Shares		Cost	Value
Common Stocks (continued)
Real Estate (6.37%)
	Hotel & Resort REITs (0.57%)
382,727	MGM Growth Properties LLC, Cl A	$7,926,651	$11,156,492

	Office REITs (2.05%)
985,000	Douglas Emmett, Inc.	28,168,798	40,444,100

	Specialized REITs (3.75%)
2,000,000	Gaming and Leisure Properties, Inc.	61,015,366	74,000,000

Total Real Estate		97,110,815	125,600,592

Total Common Stocks		1,233,803,411	2,348,090,434

Preferred Stocks (2.17%)
Industrials (2.17%)
	Aerospace & Defense (2.17%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,6	41,999,985	42,808,873

Private Equity Investments (0.04%)
Financials (0.04%)
	Asset Management & Custody Banks (0.04%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	0	735,176

Principal Amount
Short Term Investments (0.02%)
$384,959	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2017, 0.20% due 1/2/2018; Proceeds at maturity - $384,967; (Fully collateralized by $375,000 U.S. Treasury Inflation-Indexed Note, 0.125% due 4/15/2019; Market value - $393,630)[5]	384,959	384,959

Total Investments (121.30%)		$1,276,188,355	2,392,019,442

Liabilities Less Cash and Other Assets (-21.30%)			(419,964,357)

Net Assets			$1,972,055,085

Retail Shares (Equivalent to $48.75 per share based on 22,599,401 shares outstanding)			$1,101,683,820

Institutional Shares (Equivalent to $49.73 per share based on 17,189,115 shares outstanding)			$854,875,020

R6 Shares (Equivalent to $49.73 per share based on 311,587 shares outstanding)			$15,496,245

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2017, the market value of restricted and fair valued securities amounted to $78,198,884 or 3.97% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

December 31, 2017	Baron Focused Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (90.41%)
Consumer Discretionary (58.66%)
	Automobile Manufacturers (14.53%)
90,000	Tesla, Inc.[1]	$20,342,221	$28,021,500

	Casinos & Gaming (4.46%)
254,939	Red Rock Resorts, Inc., Cl A	5,783,325	8,601,642

	Hotels, Resorts & Cruise Lines (19.01%)
150,000	Choice Hotels International, Inc.	5,080,139	11,640,000
340,000	Hyatt Hotels Corp., Cl A1	12,201,302	25,003,600

		17,281,441	36,643,600

	Leisure Facilities (15.01%)
136,230	Vail Resorts, Inc.	8,272,836	28,944,788

	Movies & Entertainment (5.65%)
550,000	Manchester United plc, Cl A2	8,719,506	10,890,000

Total Consumer Discretionary		60,399,329	113,101,530

Financials (12.21%)
	Financial Exchanges & Data (7.50%)
75,000	FactSet Research Systems, Inc.	5,828,282	14,457,000

	Property & Casualty Insurance (4.71%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,055	9,077,000

Total Financials		7,628,337	23,534,000

Industrials (1.69%)
	Aerospace & Defense (1.69%)
20,859	Space Exploration Technologies Corp., Cl A1,3,4,7	2,815,965	2,870,199
2,844	Space Exploration Technologies Corp., Cl C1,3,4,7	383,940	391,334

Total Industrials		3,199,905	3,261,533

Information Technology (17.85%)
	Application Software (3.92%)
101,870	Guidewire Software, Inc.[1]	4,816,691	7,564,866

	Internet Software & Services (13.93%)
225,000	Benefitfocus, Inc.[1]	5,980,203	6,075,000
70,000	CoStar Group, Inc.[1]	12,744,374	20,786,500

		18,724,577	26,861,500

Total Information Technology		23,541,268	34,426,366

Total Common Stocks		94,768,839	174,323,429

Shares		Cost	Value
Preferred Stocks (6.96%)
Industrials (2.12%)
	Aerospace & Defense (2.12%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,7	$4,000,050	$4,077,088

Telecommunication Services (4.84%)

	Alternative Carriers (4.84%)
22,300	Iridium Communications, Inc., Series B, 6.75%[3,5]	5,814,082	9,329,205

Total Preferred Stocks		9,814,132	13,406,293

Principal Amount
Short Term Investments (2.24%)
$4,318,635	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2017, 0.20% due 1/2/2018; Proceeds at maturity - $4,318,731; (Fully collateralized by $4,195,000 U.S. Treasury Inflation-Indexed Note, 0.125% due 4/15/2020; Market value - $4,405,098)[6]	4,318,635	4,318,635

Total Investments (99.61%)		$108,901,606	192,048,357

Cash and Other Assets Less Liabilities (0.39%)			759,817

Net Assets			$192,808,174

Retail Shares (Equivalent to $15.38 per share based on 2,759,527 shares outstanding)			$42,436,436

Institutional Shares (Equivalent to $15.66 per share based on 8,160,626 shares outstanding)			$127,808,552

R6 Shares (Equivalent to $15.67 per share based on 1,440,162 shares outstanding)			$22,563,186

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]

At December 31, 2017, the market value of restricted and fair valued securities amounted to $7,338,621 or 3.81% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[5]	Effective June 2017, the company has temporarily suspended its dividend payments.
[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	December 31, 2017

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (96.37%)
Argentina (2.54%)
122,096	Bolsas y Mercados Argentinos SA1	$1,118,834	$2,228,867
89,200	YPF SA, ADR	1,930,301	2,043,572

Total Argentina		3,049,135	4,272,439

Australia (1.23%)
56,669	Domino’s Pizza Enterprises Ltd.	1,064,344	2,064,887

Belgium (0.86%)
17,000	KBC Group NV	1,291,968	1,450,462

Brazil (1.70%)
85,000	Smiles Fidelidade SA (formerly, Smiles SA)	1,172,858	1,944,922
102,000	TOTVS SA	786,701	919,110

Total Brazil		1,959,559	2,864,032

Canada (4.00%)
5,800	Constellation Software, Inc.	957,462	3,516,083
151,189	Encana Corp.	1,536,205	2,015,349
32,500	Suncor Energy, Inc.	1,126,974	1,193,400

Total Canada		3,620,641	6,724,832

China (9.79%)
18,500	Alibaba Group Holding Limited, ADR[1]	1,461,330	3,189,955
13,300	Baidu, Inc., ADR[1]	2,643,842	3,114,993
45,083	Bitauto Holdings Ltd., ADR[1]	1,458,394	1,433,639
19,300	Ctrip.com International Ltd., ADR[1]	694,800	851,130
800,171	Haitong Securities Co., Ltd., Cl H	1,327,542	1,161,412
2,713,374	Kingdee International Software Group Co. Ltd.[1]	563,067	1,528,104
51,900	TAL Education Group, ADR[1]	476,752	1,541,949
70,000	Tencent Holdings Ltd.	290,645	3,637,597

Total China		8,916,372	16,458,779

France (7.62%)
45,000	BNP Paribas S.A.	3,053,922	3,361,078
7,000	Eurofins Scientific SE	682,393	4,263,305
5,800	LVMH Moet Hennessy Louis Vuitton SE	1,307,008	1,707,769
129,000	Vivendi SA	3,108,773	3,470,180

Total France		8,152,096	12,802,332

Germany (7.19%)
25,925	Fresenius Medical Care Ag & Co.	2,213,953	2,730,493
9,200	Linde AG	2,013,807	2,129,588
187,600	RIB Software SE	1,723,740	5,586,777
19,000	Symrise AG	576,901	1,632,731

Total Germany		6,528,401	12,079,589

Hong Kong (0.78%)
1,374,400	Man Wah Holdings Ltd.	1,281,880	1,307,051

Shares		Cost	Value
Common Stocks (continued)
India (5.83%)
85,362	Divi’s Laboratories Ltd.	$1,013,330	$1,468,918
1,349,785	JM Financial Limited	1,883,274	3,324,370
211,376	Manpasand Beverages Ltd.	1,349,769	1,450,348
14,300	Maruti Suzuki India Ltd.	1,219,269	2,179,822
129,000	Tata Communications Ltd.	1,365,313	1,377,462

Total India		6,830,955	9,800,920

Indonesia (0.72%)
2,551,400	PT Tower Bersama Infrastructure Tbk[2]	1,110,663	1,208,236

Ireland (1.38%)
22,275	Ryanair Holdings plc, ADR[1]	1,047,308	2,320,832

Israel (3.30%)
6,500	Check Point Software Technologies Ltd.[1]	302,789	673,530
44,255	Mellanox Technologies Ltd.[1]	1,870,032	2,863,299
34,959	Wix.com Ltd.[1]	1,860,173	2,011,890

Total Israel		4,032,994	5,548,719

Italy (1.52%)
136,685	UniCredit SpA[1]	2,476,049	2,555,142

Japan (19.68%)
10,000	FANUC Corp.	1,290,734	2,401,598
3,500	Keyence Corp.	1,790,755	1,960,683
19,700	KOSÈ Corporation	2,221,884	3,075,421
494,000	Mitsubishi UFJ Financial Group, Inc., ADR	3,349,665	3,591,380
28,000	MonotaRO Co. Ltd.	305,489	894,608
94,000	Rakuten, Inc.	1,134,691	861,371
92,500	Recruit Holdings Co. Ltd.	1,605,299	2,298,647
72,300	SMS Co. Ltd.	2,013,087	2,277,923
33,300	SoftBank Group Corp.	1,402,156	2,636,219
57,000	Sony Corp., ADR	1,836,281	2,562,150
90,000	Square Enix Holdings Co., Ltd.	3,122,092	4,281,340
26,000	Start Today Co. Ltd.	809,230	790,326
55,700	Takeda Pharmaceutical Co. Ltd.	3,052,722	3,164,284
42,000	TechnoPro Holdings, Inc.	1,561,670	2,281,252

Total Japan		25,495,755	33,077,202

Korea, Republic of (1.18%)
33,621	KB Financial Group, Inc.[3]	1,698,743	1,989,795

Mexico (1.27%)
2,810,000	Telesites SAB de CV1	2,003,679	2,132,242

Netherlands (4.43%)
48,372	argenx SE, ADR[1]	1,588,713	3,054,208
14,500	Cimpress NV1	1,357,814	1,738,260
45,000	InterXion Holding N.V.[1]	1,768,833	2,651,850

Total Netherlands		4,715,360	7,444,318

18	See Notes to Financial Statements.

December 31, 2017	Baron International Growth Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (continued)
Nigeria (0.20%)
1,501,886	Lekoil Ltd.[1]	$530,554	$329,513

Norway (2.23%)
69,500	Golar LNG Ltd.	1,257,385	2,071,795
725,000	Komplett Bank ASA[1]	1,652,379	1,677,709

Total Norway		2,909,764	3,749,504

Panama (0.74%)
9,300	Copa Holdings, S.A., Cl A	743,491	1,246,758

Russia (1.89%)
118,000	Sberbank of Russia PJSC, ADR	1,554,361	1,997,740
36,000	Yandex N.V., Cl A1	1,076,228	1,179,000

Total Russia		2,630,589	3,176,740

Spain (2.41%)
11,000	Aena SME SA (formerly, Aena SA), 144A	1,004,611	2,230,520
52,105	Industria de Diseño Textil SA	1,632,904	1,815,839

Total Spain		2,637,515	4,046,359

Switzerland (2.86%)
42,067	Julius Baer Group Ltd.	1,489,578	2,572,931
28,000	Landis & Gyr Group AG1	2,261,698	2,229,771

Total Switzerland		3,751,276	4,802,702

United Kingdom (8.45%)
185,000	Abcam plc	1,253,919	2,635,157
42,000	Experian plc	272,669	927,716
595,000	Horizon Discovery Group plc[1]	1,378,189	1,928,015
25,200	Intertek Group plc	629,945	1,765,835
95,159	JUST EAT plc[1]	453,828	1,003,421
26,825	Reckitt Benckiser Group Plc	2,530,450	2,505,909
612,832	Tullow Oil plc[1]	1,551,442	1,709,441
300,000	Worldpay Group plc, 144A	1,097,280	1,725,493

Total United Kingdom		9,167,722	14,200,987

United States (2.57%)
28,000	Agilent Technologies, Inc.	639,432	1,875,160
27,000	Arch Capital Group Ltd.[1]	983,683	2,450,790

Total United States		1,623,115	4,325,950

Total Common Stocks		109,269,928	161,980,322

Principal Amount		Cost	Value
Short Term Investments (3.87%)
$6,503,712	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2017, 0.20% due 1/2/2018; Proceeds at maturity - $6,503,856; (Fully collateralized by $6,320,000 U.S. Treasury Inflation-Indexed Note, 0.125% due 4/15/2020; Market value - $6,636,525)[3]	$6,503,712	$6,503,712

Total Investments (100.24%)		$115,773,640	168,484,034

Liabilities Less Cash and Other Assets (-0.24%)			(411,004)

Net Assets			$168,073,030

Retail Shares (Equivalent to $23.90 per share based on 2,365,566 shares outstanding)			$56,538,730

Institutional Shares (Equivalent to $24.19 per share based on 4,578,472 shares outstanding)			$110,765,736

R6 Shares (Equivalent to $24.19 per share based on 31,766 shares outstanding)			$768,564

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of Rule 144A securities amounted to $3,956,013 or 2.35% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2017	Percentage of Net Assets

Information Technology	28.3%

Financials	16.9

Health Care	12.6

Consumer Discretionary	12.5

Industrials	9.7

Energy	5.6

Telecommunication Services	4.4

Consumer Staples	4.2

Materials	2.2

Cash and Cash Equivalents*	3.6
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	19

Baron Real Estate Fund	December 31, 2017

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (98.34%)
Consumer Discretionary (35.22%)
	Casinos & Gaming (7.53%)
422,950	Boyd Gaming Corp.	$8,572,978	$14,824,397
965,400	MGM Resorts International	20,162,979	32,234,706
221,928	Penn National Gaming, Inc.[1]	6,670,670	6,953,004
335,130	Pinnacle Entertainment, Inc.[1]	5,288,890	10,968,805
501,801	Red Rock Resorts, Inc., Cl A	11,617,291	16,930,766

		52,312,808	81,911,678

	Home Furnishings (6.06%)
238,857	Mohawk Industries, Inc.[1]	31,252,124	65,900,646

	Home Improvement Retail (4.84%)
278,100	Home Depot, Inc.	24,949,363	52,708,293

	Homebuilding (4.04%)
10,000,000	Glenveagh Properties PLC, 144A (United Kingdom)[1,2]	12,165,974	14,158,222
384,100	Lennar Corp., Cl A	22,575,127	24,290,484
113,700	Toll Brothers, Inc.	2,929,701	5,459,874

		37,670,802	43,908,580

	Hotels, Resorts & Cruise Lines (12.75%)
724,025	Extended Stay America, Inc.	12,994,079	13,756,475
484,950	Hilton Grand Vacations, Inc.[1]	12,679,981	20,343,653
350,775	Hilton Worldwide Holdings, Inc.	17,546,477	28,012,891
144,050	Marriott International, Inc., Cl A	10,622,837	19,551,907
343,440	Norwegian Cruise Line Holdings Ltd.[1,2]	11,095,711	18,288,180
103,350	Royal Caribbean Cruises Ltd.[2]	8,175,033	12,327,588
227,950	Wyndham Worldwide Corp.	19,069,860	26,412,566

		92,183,978	138,693,260

Total Consumer Discretionary		238,369,075	383,122,457

Financials (3.05%)
	Asset Management & Custody Banks (2.44%)
608,200	Brookfield Asset Management, Inc., Cl A2	14,811,467	26,481,028

	Thrifts & Mortgage Finance (0.61%)
249,450	Housing Development Finance Corp. Ltd.[2]	6,648,633	6,684,568

Total Financials		21,460,100	33,165,596

Industrials (10.03%)
	Building Products (2.62%)
395,900	Masco Corp.	12,728,776	17,395,846
93,163	Masonite International Corp.[1,2]	5,335,225	6,908,036
39,000	Trex Co., Inc.[1]	2,739,537	4,227,210

		20,803,538	28,531,092

	Industrial Conglomerates (3.62%)
612,200	Macquarie Infrastructure Corp.[3]	36,112,754	39,303,240

	Trading Companies & Distributors (3.79%)
424,584	Beacon Roofing Supply, Inc.[1]	19,639,822	27,071,476
184,951	SiteOne Landscape Supply, Inc.[1]	6,103,383	14,185,742

		25,743,205	41,257,218

Total Industrials		82,659,497	109,091,550

Shares		Cost	Value
Common Stocks (continued)
Information Technology (9.40%)
	Internet Software & Services (2.77%)
66,850	CoStar Group, Inc.[1]	$12,292,053	$19,851,108
2,192,782	NEXTDC Ltd. (Australia)[1,2]	7,922,957	10,265,513

		20,215,010	30,116,621

	IT Consulting & Other Services (6.63%)
1,223,500	InterXion Holding N.V.[1,2]	36,150,282	72,100,855

Total Information Technology		56,365,292	102,217,476

Materials (11.24%)
	Construction Materials (8.58%)
198,950	Loma Negra Cia Industrial Argentina SA, ADR[1,2]	4,067,353	4,583,808
107,450	Martin Marietta Materials, Inc.	14,818,768	23,750,748
526,773	Summit Materials, Inc., Cl A1	14,582,941	16,561,743
377,650	Vulcan Materials Co.	45,721,234	48,478,931

		79,190,296	93,375,230

	Specialty Chemicals (2.66%)
70,500	The Sherwin-Williams Co.	18,083,579	28,907,820

Total Materials		97,273,875	122,283,050

Real Estate (28.59%)
	Hotel & Resort REITs (1.76%)
476,000	MGM Growth Properties LLC, Cl A	9,821,032	13,875,400
182,949	Park Hotels & Resorts, Inc.	5,048,495	5,259,784

		14,869,527	19,135,184

	Industrial REITs (2.43%)
257,450	Prologis, Inc.	12,957,858	16,608,099
336,050	Rexford Industrial Realty, Inc.	7,181,995	9,799,218

		20,139,853	26,407,317

	Office REITs (3.31%)
57,478	Boston Properties, Inc.	7,048,847	7,473,865
307,950	Douglas Emmett, Inc.	6,234,639	12,644,427
161,157	Hudson Pacific Properties, Inc.	5,455,479	5,519,627
102,500	SL Green Realty Corp.	10,455,433	10,345,325

		29,194,398	35,983,244

	Real Estate Services (2.26%)
568,400	CBRE Group, Inc., Cl A1	11,814,616	24,617,404

	Residential REITs (3.26%)
391,250	American Homes 4 Rent, Cl A	8,746,242	8,544,900
186,000	Equity Residential	11,256,363	11,861,220
638,500	Invitation Homes, Inc.	12,711,137	15,049,445

		32,713,742	35,455,565

	Specialized REITs (15.57%)
99,850	Alexandria Real Estate Equities, Inc.[3]	6,205,769	13,039,411
431,950	American Tower Corp.	40,729,448	61,626,306
69,315	Digital Realty Trust, Inc.	8,111,729	7,894,979
107,391	Equinix, Inc.	21,706,821	48,671,749
350,119	Gaming and Leisure Properties, Inc.	9,119,254	12,954,403
177,450	QTS Realty Trust, Inc., Cl A	9,477,801	9,610,692
95,500	SBA Communications Corp.[1]	6,075,109	15,600,880

		101,425,931	169,398,420

Total Real Estate		210,158,067	310,997,134

20	See Notes to Financial Statements.

December 31, 2017	Baron Real Estate Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (continued)
Telecommunication Services (0.81%)
	Integrated Telecommunication Services (0.81%)
342,150	Cellnex Telecom SA, 144A (Spain)[2]	$6,965,337	$8,764,782

Total Common Stocks		713,251,243	1,069,642,045

Principal Amount
Short Term Investments (1.71%)
$18,565,285	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2017, 0.20% due 1/2/2018; Proceeds at maturity - $18,565,697; (Fully collateralized by $18,035,000 U.S. Treasury Inflation-Indexed Note, 0.125% due 4/15/2020; Market value - $18,938,247)[4]	18,565,285	18,565,285

Total Investments (100.05%)		$731,816,528	1,088,207,330

Liabilities Less Cash and Other Assets (-0.05%)			(557,984)

Net Assets			$1,087,649,346

Retail Shares (Equivalent to $29.58 per share based on 14,423,890 shares outstanding)			$426,714,293

Institutional Shares (Equivalent to $30.01 per share based on 21,915,181 shares outstanding)			$657,583,743

R6 Shares (Equivalent to $30.01 per share based on 111,687 shares outstanding)			$3,351,310

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of Rule 144A securities amounted to $22,923,004 or 2.11% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	December 31, 2017

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (95.11%)
Argentina (3.68%)
541,452	Banco Macro SA, ADR	$50,115,651	$62,743,458
1,808,863	Loma Negra Cia Industrial Argentina SA, ADR[1]	38,172,671	41,676,204
3,420,340	YPF SA, ADR	69,957,411	78,359,989

Total Argentina		158,245,733	182,779,651

Brazil (5.95%)
7,354,026	B3 SA - Brasil Bolsa Balcao[3]	34,844,203	50,470,839
8,288,705	Kroton Educacional SA3	35,029,975	45,992,780
4,166,117	Petroleo Brasileiro SA, ADR[1]	44,136,149	42,869,344
12,305,000	Rumo SA1,3	46,817,513	48,135,149
3,310,515	Smiles Fidelidade SA (formerly, Smiles SA)	50,400,817	75,749,326
3,603,147	TOTVS SA	42,588,551	32,467,536

Total Brazil		253,817,208	295,684,974

Chile (0.72%)
605,646	Banco Santander Chile, ADR	13,925,599	18,938,550
284,913	Sociedad Química y Minera de Chile SA, ADR	6,412,847	16,915,285

Total Chile		20,338,446	35,853,835

China (31.54%)
1,189,374	Alibaba Group Holding Limited, ADR[1]	108,812,786	205,083,759
679,729	Baidu, Inc., ADR[1]	136,917,806	159,199,329
1,542,963	Bitauto Holdings Ltd., ADR[1]	43,388,263	49,066,223
53,900,000	China Construction Bank Corp., Cl H	48,335,094	49,672,015
18,822,517	China Everbright Ltd.	46,428,866	42,112,366
21,635,732	China Mengniu Dairy Co. Ltd.	43,193,308	64,385,054
5,032,189	China Mobile Ltd.	60,681,332	51,044,238
811,403	Ctrip.com International Ltd., ADR[1]	27,492,392	35,782,872
24,973,346	Haitong Securities Co., Ltd., Cl H	41,172,965	36,247,687
11,676,230	Hangzhou Hikvision Digital Technology Co. Ltd., Cl A	38,624,383	69,928,282
6,999,919	Kangde Xin Composite Material Group Co. Ltd., Cl A	23,785,463	23,863,360
71,293,166	Kingdee International Software Group Co. Ltd.[1]	26,592,274	40,150,512
8,916,211	Midea Group Co. Ltd., Cl A	47,880,180	75,894,591
5,627,486	Shenzhou International Group Holdings Ltd.	27,820,389	53,589,274
53,180,577	Sino Biopharmaceutical Ltd.	46,802,006	94,342,372
10,098,150	Sinopharm Group Co. Ltd., Cl H	40,363,766	43,686,679
3,039,592	Sunny Optical Technology Group Co., Ltd.	7,901,205	38,866,130
2,190,601	TAL Education Group, ADR[1]	9,684,871	65,082,756
4,012,931	Tencent Holdings, Ltd.	98,445,259	208,534,656
115,172,129	Tongda Group Holdings Ltd.	30,521,271	29,482,744
70,818,312	WH Group Limited, 144A	61,634,316	79,947,460
3,271,423	Yunnan Baiyao Group Co. Ltd., Cl A	49,556,806	51,136,079

Total China		1,066,035,001	1,567,098,438

Hong Kong (1.83%)
41,377,380	Man Wah Holdings Ltd.	22,028,880	39,349,781
7,884,950	Techtronic Industries Co. Ltd.	32,658,316	51,420,186

Total Hong Kong		54,687,196	90,769,967

Shares		Cost	Value
Common Stocks (continued)
India (18.34%)
707,320	Britannia Industries Ltd.	$41,973,030	$52,186,702
9,480,640	Coal India Ltd.	49,721,133	39,057,370
2,704,049	Divi’s Laboratories Ltd.	29,915,049	46,531,545
11,035,817	Edelweiss Financial Services Ltd.	33,118,419	51,351,496
11,145,397	Exide Industries Ltd.	30,571,190	39,000,813
2,576,587	Housing Development Finance Corp. Ltd.	56,561,730	69,045,386
17,621,259	JM Financial Ltd.	31,439,547	43,399,192
3,731,566	Kotak Mahindra Bank Ltd.	46,241,663	59,059,621
5,538,184	Manpasand Beverages Ltd.	30,648,747	38,000,042
581,435	Maruti Suzuki India Ltd.	50,102,571	88,631,090
4,518,339	Max Financial Services Ltd.[1]	45,028,250	41,942,985
9,372,346	Motherson Sumi Systems Ltd.	35,820,910	55,688,570
985,337	Multi Commodity Exchange of India Ltd.	14,907,291	14,072,053
1,064,824	PVR Ltd.	9,753,962	23,540,322
4,697,490	SBI Life Insurance Co. Ltd., 144A1	50,565,562	51,175,429
3,254,240	Sun TV Network Ltd.	27,652,358	50,482,719
4,180,898	Tata Communications Ltd.	43,806,248	44,643,626
12,760,656	Tata Global Beverages Ltd.	46,471,521	63,255,988
2,285,494	Vakrangee Ltd.	9,111,226	15,048,042
2,753,745	Zee Entertainment Enterprises Ltd.	12,217,393	25,100,918

Total India		695,627,800	911,213,909

Indonesia (1.86%)
73,917,945	PT Bank Negara Indonesia (Persero) Tbk	32,755,657	53,936,809
31,533,127	PT Sarana Menara Nusantara Tbk.	10,053,366	9,296,665
61,902,105	PT Tower Bersama Infrastructure Tbk	31,519,830	29,314,246

Total Indonesia		74,328,853	92,547,720

Korea, Republic of (6.62%)
1,896,856	KB Financial Group Inc.[3]	85,796,278	112,261,828
28,940	LG Household & Health Care Ltd.[1]	17,658,429	32,142,039
44,790	Samsung Electronics Co., Ltd.[3]	60,263,050	106,417,024
335,314	Samsung Life Insurance Co. Ltd.[1,3]	33,977,727	38,900,743
845,381	Shinhan Financial Group Co., Ltd.[3]	34,903,847	39,020,415

Total Korea, Republic of		232,599,331	328,742,049

Malaysia (0.97%)
87,834,691	My EG Services Bhd	36,743,066	48,399,150

Mexico (4.17%)
626,657	Fomento Económico Mexicano, S.A.B. de C.V., ADR	58,718,050	58,843,092
2,436,429	GRUMA S.A.B. de C.V., Cl B	34,507,353	30,897,575
12,904,961	Grupo Lala S.A.B. de C.V.	25,092,955	18,140,782
10,493,365	Infraestructura Energetica Nova S.A.B. de C.V.	49,946,655	51,339,439
19,644,632	Wal-Mart de Mexico S.A.B de C.V.	45,367,237	48,176,181

Total Mexico		213,632,250	207,397,069

Nigeria (0.14%)
32,618,323	Lekoil Ltd.[1,2]	14,881,766	7,156,444

22	See Notes to Financial Statements.

December 31, 2017	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (continued)
Panama (1.14%)
422,671	Copa Holdings, S.A., Cl A	$25,664,668	$56,663,274

Philippines (2.51%)
56,371,565	Ayala Land, Inc.	43,679,673	50,364,018
16,785,436	BDO Unibank, Inc.	36,931,217	55,144,461
138,168,735	Metro Pacific Investments Corp.	15,125,467	18,959,452

Total Philippines		95,736,357	124,467,931

Russia (3.17%)
5,395,087	Sberbank of Russia PJSC, ADR	53,662,749	91,338,823
2,019,815	Yandex N.V., Cl A1	39,953,622	66,148,941

Total Russia		93,616,371	157,487,764

Singapore (1.11%)
21,811,763	Global Logistic Properties Ltd.	38,763,149	54,959,543

South Africa (4.56%)
2,061,875	Bid Corp. Ltd.	40,354,313	50,159,932
3,682,391	Bidvest Group Ltd.	39,123,247	64,909,489
11,625,785	FirstRand Ltd.	45,092,301	63,191,274
871,687	Sasol Ltd.	28,705,749	30,166,817
534,432	Sasol Ltd., ADR	17,160,624	18,282,919

Total South Africa		170,436,234	226,710,431

Taiwan, Province of China (5.23%)
6,302,879	Delta Electronics, Inc.	32,945,978	30,393,438
2,103,700	Eclat Textile Co., Ltd.	24,491,814	21,030,991
16,278,000	Far EasTone Telecommunications Co., Ltd.	36,687,336	40,204,748
2,734,065	Ginko International Co., Ltd.	35,207,657	19,936,896
5,241,936	Makalot Industrial Co. Ltd.	24,833,912	22,018,650
11,000,000	Taiwan Mobile Co., Ltd.	38,159,117	39,736,546
2,188,035	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	53,054,671	86,755,588

Total Taiwan, Province of China		245,380,485	260,076,857

Thailand (0.67%)
1,373,829	Bangkok Bank PCL, Cl F3	8,055,089	9,231,928
3,872,664	Bangkok Bank PCL, NVDR	20,554,524	24,003,625

Total Thailand		28,609,613	33,235,553

United Kingdom (0.90%)
16,082,806	Tullow Oil plc[1]	40,766,457	44,861,565

Total Common Stocks		3,559,909,984	4,726,106,124

Preferred Stocks (0.01%)
India (0.01%)
3,098,340	Zee Entertainment Enterprises Ltd., 6.00% due 3/5/2022	367,970	485,424

Principal Amount		Cost	Value
Short Term Investments (4.86%)
$241,417,117	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2017, 0.20% due 1/2/2018; Proceeds at maturity - $241,422,482; (Fully collateralized by $234,505,000 U.S. Treasury Inflation-Indexed Note, 0.125% due 4/15/2020; Market value - $246,249,714)[3]	$241,417,117	$241,417,117

Total Investments (99.98%)		$3,801,695,071	4,968,008,665

Cash and Other Assets Less Liabilities (0.02%)			755,619

Net Assets			$4,968,764,284

Retail Shares (Equivalent to $15.33 per share based on 73,145,750 shares outstanding)			$1,121,405,975

Institutional Shares (Equivalent to $15.37 per share based on 249,960,191 shares outstanding)			$3,842,529,143

R6 Shares (Equivalent to $15.38 per share based on 313,979 shares outstanding)			$4,829,166

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	See Note 10 regarding “Affiliated” companies.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of Rule 144A securities amounted to $131,122,889 or 2.64% of net assets. These securities have been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2017	Percentage of Net Assets

Information Technology	23.9%

Financials	22.1

Consumer Discretionary	15.5

Consumer Staples	10.8

Health Care	5.1

Telecommunication Services	4.3

Energy	4.3

Industrials	3.4

Materials	2.6

Real Estate	2.1

Utilities	1.0

Cash and Cash Equivalents*	4.9
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	December 31, 2017

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (101.12%)
Consumer Discretionary (7.99%)
	Automobile Manufacturers (7.99%)
14,100	Tesla, Inc.[1]	$3,242,965	$4,390,035

Energy (78.68%)
	Oil & Gas Equipment & Services (11.71%)
127,500	Gravity Oilfield Services, Inc. (formerly, GlobeLTR Energy Inc.), Cl A, 144A1,2,3,4	1,498,125	1,721,250
48,996	Halliburton Co.	1,839,103	2,394,435
68,100	NCS Multistage Holdings, Inc.[1]	1,195,066	1,003,794
15,500	Select Energy Services, Inc.[1]	276,436	282,720
31,600	U.S. Silica Holdings, Inc.	815,938	1,028,896

		5,624,668	6,431,095

	Oil & Gas Exploration & Production (40.22%)
28,100	Concho Resources, Inc.[1]	2,602,755	4,221,182
300,800	Encana Corp.[5]	1,930,700	4,009,664
14,968	EOG Resources, Inc.	1,145,940	1,615,197
21,134	EQT Corp.	513,719	1,202,947
1,823,454	Lekoil Ltd. (Nigeria)[1,5]	571,211	400,065
15,400	Newfield Exploration Co.[1]	395,577	485,562
143,800	Parsley Energy, Inc., Cl A1	2,305,305	4,233,472
108,000	RSP Permian, Inc.[1]	2,451,058	4,393,440
109,200	WPX Energy, Inc.[1]	1,314,713	1,536,444

		13,230,978	22,097,973

	Oil & Gas Refining & Marketing (6.30%)
20,000	Andeavor	1,661,360	2,286,800
12,800	Valero Energy Corporation	722,238	1,176,448

		2,383,598	3,463,248
	Oil & Gas Storage & Transportation (20.45%)
84,800	Energy Transfer Equity L.P.	525,407	1,463,648
102,435	Golar LNG Ltd.[5]	1,939,618	3,053,587
27,300	MPLX LP	844,554	968,331
38,738	Noble Midstream Partners LP	871,605	1,936,900
108,800	Sanchez Midstream Partners LP	1,196,800	1,207,680
29,000	Targa Resources Corp.	732,145	1,404,180
27,000	Valero Energy Partners LP	961,046	1,201,500

		7,071,175	11,235,826

Total Energy		28,310,419	43,228,142

Industrials (4.16%)
	Heavy Electrical Equipment (4.16%)
43,000	Siemens Gamesa Renewable Energy SA (Spain)[5]	597,909	589,714
82,900	TPI Composites, Inc.[1]	1,423,574	1,696,134

Total Industrials		2,021,483	2,285,848

Shares		Cost	Value
Common Stocks (continued)
Information Technology (5.64%)
	Application Software (4.04%)
33,500	Aspen Technology, Inc.[1]	$1,281,318	$2,217,700

	Electronic Equipment & Instruments (1.60%)
11,050	Landis & Gyr Group AG (Switzerland)[1,5]	903,872	879,963

Total Information Technology		2,185,190	3,097,663

Materials (2.87%)
	Specialty Chemicals (2.87%)
338,739	Flotek Industries, Inc.[1]	3,706,978	1,578,524

Utilities (1.78%)
	Gas Utilities (1.78%)
200,266	Infraestructura Energetica Nova S.A.B. de C.V. (Mexico)[5]	841,321	979,814

Total Investments (101.12%)		$40,308,356	55,560,026

Liabilities Less Cash and Other Assets (-1.12%)			(616,823)

Net Assets			$54,943,203

Retail Shares (Equivalent to $8.19 per share based on 4,596,079 shares outstanding)			$37,627,692

Institutional Shares (Equivalent to $8.31 per share based on 2,032,204 shares outstanding)			$16,892,990

R6 Shares (Equivalent to $8.31 per share based on 50,864 shares outstanding)			$422,521

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2017, the market value of restricted and fair valued securities amounted to $1,721,250 or 3.13% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
[5]	Foreign corporation.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the market value of Rule 144A securities amounted to $1,721,250 or 3.13% of net assets. This security is not deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

December 31, 2017	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Common Stocks (94.69%)
Argentina (1.49%)
13,977	Globant SA1	$509,894	$649,371

Canada (2.46%)
1,768	Constellation Software, Inc.	667,354	1,071,799

China (15.90%)
18,177	Alibaba Group Holding Limited, ADR[1]	1,885,152	3,134,260
4,450	Baidu, Inc., ADR[1]	824,990	1,042,235
18,646	Ctrip.com International Ltd., ADR[1]	718,735	822,289
18,270	JD.com, Inc., ADR[1]	606,298	756,743
187	Qudian, Inc., ADR[1]	4,488	2,345
39,624	TAL Education Group, ADR[1]	213,311	1,177,229

Total China		4,252,974	6,935,101

India (8.26%)
6,674	HDFC Bank Ltd., ADR	558,442	678,546
53,600	Housing Development Finance Corporation Limited	1,338,598	1,436,331
248,000	JM Financial Ltd.	487,059	610,796
55,500	Kotak Mahindra Bank Ltd.	852,918	878,401

Total India		3,237,017	3,604,074

Israel (3.53%)
17,217	Mellanox Technologies Ltd.[1]	738,602	1,113,940
7,387	Wix.com Ltd.[1]	521,014	425,122

Total Israel		1,259,616	1,539,062

Japan (3.41%)
2,700	FANUC Corp.	554,877	648,431
1,500	Keyence Corp.	851,743	840,293

Total Japan		1,406,620	1,488,724

Netherlands (5.61%)
26,337	argenx SE, ADR[1]	777,753	1,662,918
4,499	ASML Holding N.V.	483,004	783,538

Total Netherlands		1,260,757	2,446,456

South Africa (7.16%)
11,193	Naspers Limited, Cl N	2,147,411	3,122,008

Taiwan, Province of China (1.52%)
16,692	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	577,899	661,838

United Kingdom (1.45%)
59,967	JUST EAT plc[1]	258,537	632,333

United States (43.90%)
7,351	Aerie Pharmaceuticals, Inc.[1]	237,562	439,222
1,663	Alphabet Inc., Cl C1	1,221,552	1,740,163
2,412	Amazon.com, Inc.[1]	1,398,183	2,820,762
25,000	AxoGen, Inc.[1]	525,000	707,500
4,890	Cboe Global Markets, Inc. (formerly CBOE Holdings, Inc.)	441,581	609,245
24,839	Cloudera, Inc.[1,2]	393,263	410,340
14,383	EPAM Systems, Inc.[1]	1,050,833	1,545,166
5,783	Expedia, Inc.	741,619	692,630
10,749	Facebook, Inc., Cl A1	1,056,606	1,896,769
54,636	Gemphire Therapeutics, Inc.[1]	508,214	434,356
3,745	Illumina, Inc.[1]	420,016	818,245
10,000	MongoDB, Inc.[1,2]	240,000	296,800
15,556	Okta, Inc.[1,2]	301,386	398,389

Shares		Cost	Value
Common Stocks (continued)

United States (continued)
439	The Priceline Group, Inc.[1]	$627,992	$762,868
6,240	Sage Therapeutics, Inc.[1]	404,264	1,027,790
7,918	Splunk, Inc.[1]	492,310	655,927
7,385	Take-Two Interactive Software, Inc.[1]	608,584	810,725
1,892	Tesla, Inc.[1]	530,816	589,074
10,674	Vantiv, Inc., Cl A1	725,351	785,073
13,912	Varonis Systems, Inc.[1]	405,714	675,428
11,528	Veeva Systems, Inc., Cl A1	703,281	637,268
32,349	Yext, Inc.[1]	440,631	389,158

Total United States		13,474,758	19,142,898

Total Common Stocks		29,052,837	41,293,664

Principal Amount
Short Term Investments (10.09%)
Repurchase Agreement (10.09%)
$4,398,693	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2017, 0.20% due 1/2/2018; Proceeds at maturity - $4,398,791; (Fully collateralized by $4,275,000 U.S. Treasury Inflation-Indexed Note, 0.125% due 4/15/2020; Market value - $4,489,105)[3]	4,398,693	4,398,693

Total Investments (104.78%)		$33,451,530	45,692,357

Liabilities Less Cash and Other Assets (-4.78%)			(2,083,976)

Net Assets			$43,608,381

Retail Shares (Equivalent to $20.56 per share based on 895,947 shares outstanding)			$18,424,058

Institutional Shares (Equivalent to $20.77 per share based on 1,192,696 shares outstanding)			$24,776,947

R6 Shares (Equivalent to $20.79 per share based on 19,597 shares outstanding)			$407,376

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2017	Percentage of Net Assets

Information Technology	45.8%

Consumer Discretionary	24.6

Health Care	13.1

Financials	9.7

Industrials	1.5

Cash and Cash Equivalents*	5.3
100.0%

*	Includes short term investments.

See Notes to Financial Statements.	25

Baron Select Funds	December 31, 2017

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$2,391,634,483	$187,729,722	$161,980,322	$1,069,642,045
“Affiliated” investments	—	—	—	—
Repurchase agreements, at value**	384,959	4,318,635	6,503,712	18,565,285

Total investments, at value	2,392,019,442	192,048,357	168,484,034	1,088,207,330
Cash	3,796,182	—	186,285	—
Foreign currency, at value†	—	—	13	—
Receivable for shares sold	5,589,392	613,422	893,849	1,904,664
Receivable for securities sold	4,343,418	—	—	2,636,625
Dividends and interest receivable	1,953,369	225,272	94,049	1,279,023
Prepaid expenses	284,679	325	163	1,766

	2,407,986,482	192,887,376	169,658,393	1,094,029,408

Liabilities:
Payable for borrowings against line of credit	425,500,000	—	—	—
Payable for shares redeemed	4,379,842	—	790,446	578,912
Payable for securities purchased	4,796,172	—	186,285	5,642,573
Investment advisory fees payable (Note 4)	377	615	797	705
Distribution fees payable (Note 4)	144	851	428	720
Accrued capital gains taxes	—	—	523,862	—
Accrued expenses and other payables	1,254,862	77,736	83,545	157,152

	435,931,397	79,202	1,585,363	6,380,062

Net Assets	$1,972,055,085	$192,808,174	$168,073,030	$1,087,649,346

Net Assets consist of:
Paid-in capital	$864,950,105	$108,316,366	$114,971,151	$718,946,636
Undistributed (accumulated) net investment income (loss)	(7,203)	—	(1,943)	1,386,093
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(8,719,816)	1,345,057	915,663	10,925,793
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	1,115,831,999	83,146,751	52,188,159	356,390,824

Net Assets	$1,972,055,085	$192,808,174	$168,073,030	$1,087,649,346

Retail Shares:
Net Assets	$1,101,683,820	$42,436,436	$56,538,730	$426,714,293
Shares Outstanding ($0.01 par value; indefinite shares authorized)	22,599,401	2,759,527	2,365,566	14,423,890

Net Asset Value and Offering Price Per Share	$48.75	$15.38	$23.90	$29.58

Institutional Shares:
Net Assets	$854,875,020	$127,808,552	$110,765,736	$657,583,743
Shares Outstanding ($0.01 par value; indefinite shares authorized)	17,189,115	8,160,626	4,578,472	21,915,181

Net Asset Value and Offering Price Per Share	$49.73	$15.66	$24.19	$30.01

R6 Shares:
Net Assets	$15,496,245	$22,563,186	$768,564	$3,351,310
Shares Outstanding ($0.01 par value; indefinite shares authorized)	311,587	1,440,162	31,766	111,687

Net Asset Value and Offering Price Per Share	$49.73	$15.67	$24.19	$30.01

*Investments in securities, at cost
Unaffiliated investments	$1,275,803,396	$104,582,971	$109,269,928	$713,251,243
“Affiliated” investments	—	—	—	—
**Repurchase agreements, at cost	384,959	4,318,635	6,503,712	18,565,285

Total investments, at cost	$1,276,188,355	$108,901,606	$115,773,640	$731,816,528

†Foreign currency, at cost:	$—	$—	$12	$—

26	See Notes to Financial Statements.

December 31, 2017	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2017

	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$4,719,435,104	$55,560,026	$41,293,664
“Affiliated” investments	7,156,444	—	—
Repurchase agreements**	241,417,117	—	4,398,693

Total investments, at value	4,968,008,665	55,560,026	45,692,357
Foreign currency, at value†	1,184,859	—	—
Receivable for shares sold	18,828,622	745,079	119,500
Receivable for securities sold	—	76,648	305,128
Dividends and interest receivable	3,912,076	7,107	1,772
Prepaid expenses	4,833	193	18

	4,991,939,055	56,389,053	46,118,775

Liabilities:
Payable for shares redeemed	2,143,843	1,279,238	50,117
Payable for securities purchased	5,312,366	—	2,018,935
Investment advisory fees payable (Note 4)	649	510	872
Distribution fees payable (Note 4)	834	646	867
Due to custodian bank	—	45,231	324,385
Accrued capital gains taxes	15,002,651	—	32,632
Accrued expenses and other payables	714,428	120,225	82,586

	23,174,771	1,445,850	2,510,394

Net Assets	$4,968,764,284	$54,943,203	$43,608,381

Net Assets consist of:
Paid-in capital	$3,948,684,493	$77,812,054	$32,437,700
Undistributed (accumulated) net investment income (loss)	(3,398,154)	1,012,030	(11,927)
Accumulated net realized loss on investments and foreign currency transactions	(127,832,994)	(39,132,551)	(1,023,895)
Net unrealized appreciation on investments, foreign capital gains tax and foreign currency translations	1,151,310,939	15,251,670	12,206,503

Net Assets	$4,968,764,284	$54,943,203	$43,608,381

Retail Shares:
Net Assets	$1,121,405,975	$37,627,692	$18,424,058
Shares Outstanding ($0.01 par value; indefinite shares authorized)	73,145,750	4,596,079	895,947

Net Asset Value and Offering Price Per Share	$15.33	$8.19	$20.56

Institutional Shares:
Net Assets	$3,842,529,143	$16,892,990	$24,776,947
Shares Outstanding ($0.01 par value; indefinite shares authorized)	249,960,191	2,032,204	1,192,696

Net Asset Value and Offering Price Per Share	$15.37	$8.31	$20.77

R6 Shares:
Net Assets	$4,829,166	$422,521	$407,376
Shares Outstanding ($0.01 par value; indefinite shares authorized)	313,979	50,864	19,597

Net Asset Value and Offering Price Per Share	$15.38	$8.31	$20.79

*Investments in securities, at cost:
Unaffiliated investments	$3,545,396,188	$40,308,356	$29,052,837
“Affiliated” investments	14,881,766	—	—
**Repurchase agreements, at cost	241,417,117	—	4,398,693

Total investments, at cost	$3,801,695,071	$40,308,356	$33,451,530

†Foreign currency, at cost:	$1,184,766	$—	$—

See Notes to Financial Statements.	27

Baron Select Funds	December 31, 2017

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$18,082,006	$1,323,723	$1,457,024	$12,990,568
Interest	314	5,978	7,155	27,131
Securities lending income, net	—	—	—	—
Foreign taxes withheld on dividends	—	—	(119,975)	(53,309)

Total income	18,082,320	1,329,701	1,344,204	12,964,390

Expenses:
Investment advisory fees (Note 4)	19,151,300	1,879,171	1,234,929	9,825,472
Distribution fees — Retail Shares (Note 4)	2,776,059	102,444	124,666	1,018,141
Shareholder servicing agent fees and expenses — Retail Shares	172,696	21,414	21,017	66,710
Shareholder servicing agent fees and expenses — Institutional Shares	55,370	23,094	13,034	44,230
Shareholder servicing agent fees and expenses — R6 Shares	532	643	25	122
Line of credit fees	576,281	2,896	1,811	14,719
Reports to shareholders	318,200	7,794	50,510	181,160
Registration and filing fees	122,210	58,140	65,160	80,330
Professional fees	90,530	40,928	44,142	55,674
Trustee fees and expenses	90,295	8,962	5,445	46,416
Custodian and fund accounting fees	88,364	34,654	96,872	65,715
Administration fees	30,488	30,566	30,501	30,527
Insurance expense	24,426	2,779	1,406	16,196
Miscellaneous expenses	8,640	1,971	1,917	2,654

Total operating expenses	23,505,391	2,215,456	1,691,435	11,448,066
Interest expense on borrowings	8,611,588	—	—	—

Total expenses	32,116,979	2,215,456	1,691,435	11,448,066
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(21,597)	(69,584)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(24,212)	(91,223)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(115)	(642)	—

Net expenses	32,116,979	2,169,532	1,529,986	11,448,066

Net investment income (loss)	(14,034,659)	(839,831)	(185,782)	1,516,324

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold — Unaffiliated investments	161,573,402	4,444,775	6,518,751 [1]	93,980,316
Net realized gain on investments sold — “Affiliated” investments	—	—	—	—
Net realized loss on foreign currency transactions	(16,901)	(1,290)	(55,561)	(126,608)
Change in net unrealized appreciation of:
Investments — Unaffiliated investments	342,752,687	40,385,685	32,364,771 [2]	171,979,032
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	912	—	2,853	89

Net gain on investments	504,310,100	44,829,170	38,830,814	265,832,829

Net increase in net assets resulting from operations	$490,275,441	$43,989,339	$38,645,032	$267,349,153

[1]	Net of realized foreign capital gains tax of $5,425.
[2]	Net change in foreign capital gains tax payable of $480,019.

28	See Notes to Financial Statements.

December 31, 2017	Baron Select Funds

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2017

	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$64,480,724	$992,087	$71,649
Interest	241,443	589	2,305
Securities lending income, net	—	—	25,567
Foreign taxes withheld on dividends	(5,865,418)	(8,224)	(6,209)

Total income	58,856,749	984,452	93,312

Expenses:
Investment advisory fees (Note 4)	37,381,842	776,895	269,568
Distribution fees — Retail Shares (Note 4)	2,340,356	130,396	34,510
Shareholder servicing agent fees and expenses — Retail Shares	85,310	22,908	15,118
Shareholder servicing agent fees and expenses — Institutional Shares	110,760	12,020	10,176
Shareholder servicing agent fees and expenses — R6 Shares	153	18	12
Line of credit fees	53,360	1,363	447
Reports to shareholders	654,720	78,420	9,710
Registration and filing fees	196,450	56,618	54,770
Professional fees	195,150	67,056	46,143
Trustee fees and expenses	159,355	4,291	1,128
Custodian and fund accounting fees	2,375,845	42,777	47,568
Administration fees	30,554	30,554	30,527
Insurance expense	39,438	1,566	146
Miscellaneous expenses	36,327	1,967	1,860

Total operating expenses	43,659,620	1,226,849	521,683
Interest expense on borrowings	—	3,476	1,961

Total expenses	43,659,620	1,230,325	523,644
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(161,806)	(97,773)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(78,804)	(83,822)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(1,188)	(1,682)

Net expenses	43,659,620	988,527	340,367

Net investment income (loss)	15,197,129	(4,075)	(247,055)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	94,318,262 [1]	(5,494,791)	(90,132)
Net realized gain on investments sold — “Affiliated” investments	65,405	—	—
Net realized loss on foreign currency transactions	(4,619,131)	(6,244)	(20,059)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	1,113,658,161 [2]	(6,307,045)	10,074,823 [3]
Investments — “Affiliated” investments	(3,478,663)	—	—
Foreign currency translations	(21,515)	—	(1,677)

Net gain (loss) on investments	1,199,922,519	(11,808,080)	9,962,955

Net increase (decrease) in net assets resulting from operations	$1,215,119,648	$(11,812,155)	$9,715,900

1 Net of realized foreign capital gains tax of $554,987.

2 Net change in foreign capital gains tax payable of $15,002,651.

3 Net change in foreign capital gains tax payable of $32,632.

See Notes to Financial Statements.	29

Baron Select Funds	December 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(14,034,659)	$(3,362,659)	$(839,831)	$552,392	$(185,782)	$(32,595)
Net realized gain (loss)	161,556,501	131,829,048	4,443,485	2,843,500	6,463,190	1,105,705
Change in net unrealized appreciation (depreciation)	342,753,599	(89,615,947)	40,385,685	(2,305,485)	32,367,624	(481,667)

Increase in net assets resulting from operations	490,275,441	38,850,442	43,989,339	1,090,407	38,645,032	591,443

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(260)	—	—	(21,114)
Net investment income — Institutional Shares	—	—	(15,567)	—	—	(22,950)
Net investment income — R6 Shares	—	—	(2,689)	—	—	(203)
Net realized gain on investments — Retail Shares	—	—	(887,768)	(2,213,476)	(1,934,983)	(331,053)
Net realized gain on investments — Institutional Shares	—	—	(2,620,589)	(7,303,770)	(3,562,276)	(368,392)
Net realized gain on investments — R6 Shares	—	—	(460,142)	(484,563)	(26,022)	(3,222)

Decrease in net assets from distributions to shareholders	—	—	(3,987,015)	(10,001,809)	(5,523,281)	(746,934)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	222,009,007	66,762,551	3,008,092	2,156,926	14,331,143	9,413,535
Proceeds from the sale of shares — Institutional Shares	186,023,573	98,391,933	3,581,892	1,275,722	53,836,213	8,743,582
Proceeds from the sale of shares — R6 Shares	4,422,315	8,494,133	10,965,359	8,822,255	222,236	401,056
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	870,815	2,157,939	1,910,917	349,834
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	2,573,055	6,065,578	3,517,622	366,821
Net asset value of shares issues in reinvestment of distributions — R6 Shares	—	—	462,858	484,563	26,022	3,425
Cost of shares redeemed — Retail Shares	(318,331,141)	(282,334,947)	(7,636,878)	(8,369,443)	(15,034,207)	(12,745,012)
Cost of shares redeemed — Institutional Shares	(179,824,490)	(263,475,486)	(36,214,295)	(12,670,110)	(11,479,128)	(17,355,234)
Cost of shares redeemed — R6 Shares	(1,300)	—	—	—	—	—

Increase (decrease) in net assets derived from capital share transactions	(85,702,036)	(372,161,816)	(22,389,102)	(76,570)	47,330,818	(10,821,993)

Net increase (decrease) in net assets	404,573,405	(333,311,374)	17,613,222	(8,987,972)	80,452,569	(10,977,484)

Net Assets:
Beginning of year	1,567,481,680	1,900,793,054	175,194,952	184,182,924	87,620,461	98,597,945

End of year	$1,972,055,085	$1,567,481,680	$192,808,174	$175,194,952	$168,073,030	$87,620,461

Undistributed net investment income (accumulated net investment loss) at end of year	$(7,203)	$15,124,025	$—	$1,480,259	$(1,943)	$(20,705)

Capital share transactions — Retail Shares
Shares sold	4,888,267	1,972,887	204,928	170,798	662,537	521,310
Shares issued in reinvestment of distributions	—	—	56,707	171,805	82,221	19,035
Shares redeemed	(6,951,061)	(8,401,986)	(533,149)	(653,901)	(693,846)	(712,145)

Net increase (decrease)	(2,062,794)	(6,429,099)	(271,514)	(311,298)	50,912	(171,800)

Capital share transactions — Institutional Shares
Shares sold	4,028,476	2,815,566	233,512	100,207	2,456,126	487,086
Shares issued in reinvestment of distributions	—	—	164,730	475,762	149,548	19,778
Shares redeemed	(3,954,884)	(7,646,600)	(2,446,408)	(968,806)	(513,638)	(976,763)

Net increase (decrease)	73,592	(4,831,034)	(2,048,166)	(392,837)	2,092,036	(469,899)

Capital share transactions — R6 Shares
Shares sold	92,466	219,147	731,458	641,124	10,195	20,279
Shares issued in reinvestment of distributions	—	—	29,602	37,978	1,107	185
Shares redeemed	(26)	—	—	—	—	—

Net increase	92,440	219,147	761,060	679,102	11,302	20,464

30	See Notes to Financial Statements.

December 31, 2017	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,516,324	$950,872	$15,197,129	$10,457,782
Net realized gain (loss)	93,853,708	(30,317,852)	89,764,536	(79,893,384)
Change in net unrealized appreciation (depreciation)	171,979,121	(35,281,727)	1,110,157,983	110,142,056

Increase (decrease) in net assets resulting from operations	267,349,153	(64,648,707)	1,215,119,648	40,706,454

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	(2,477,009)	(1,159,347)
Net investment income — Institutional Shares	—	(1,494,968)	(15,761,419)	(6,815,620)
Net investment income — R6 Shares	—	(5,641)	(19,953)	(2,533)
Net realized gain on investments — Retail Shares	(19,586,974)	(1,731,824)	—	—
Net realized gain on investments — Institutional Shares	(29,765,405)	(2,018,145)	—	—
Net realized gain on investments — R6 Shares	(150,609)	(6,592)	—	—
Return of capital — Retail Shares	—	—	(97,705)	—
Return of capital — Institutional Shares	—	—	(668,030)	—
Return of capital — R6 Shares	—	—	(849)	—

Decrease in net assets from distributions to shareholders	(49,502,988)	(5,257,170)	(19,024,965)	(7,977,500)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	52,297,183	76,821,436	576,492,989	363,774,905
Proceeds from the sale of shares — Institutional Shares	151,031,484	164,942,852	1,535,106,695	1,192,172,548
Proceeds from the sale of shares — R6 Shares	788,278	1,937,472	3,948,649	708,857
Net asset value of shares issued in reinvestment of distributions — Retail Shares	19,130,055	1,696,071	2,554,113	1,151,074
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	26,676,931	2,978,927	13,281,533	5,212,419
Net asset value of shares issues in reinvestment of distributions — R6 Shares	150,609	12,233	20,802	2,533
Cost of shares redeemed — Retail Shares	(169,935,360)	(402,206,544)	(531,964,452)	(275,026,597)
Cost of shares redeemed — Institutional Shares	(160,776,671)	(607,362,368)	(427,891,569)	(425,085,374)
Cost of shares redeemed — R6 Shares	(126,052)	(29,272)	(872,502)	(2,407)

Increase (decrease) in net assets derived from capital share transactions	(80,763,543)	(761,209,193)	1,170,676,258	862,907,958

Net increase (decrease) in net assets	137,082,622	(831,115,070)	2,366,770,941	895,636,912

Net Assets:
Beginning of year	950,566,724	1,781,681,794	2,601,993,343	1,706,356,431

End of year	$1,087,649,346	$950,566,724	$4,968,764,284	$2,601,993,343

Undistributed net investment income (accumulated net investment loss) at end of year	$1,386,093	$(330)	$(3,398,154)	$447,853

Capital share transactions — Retail Shares
Shares sold	1,896,505	3,393,127	43,874,157	32,884,314
Shares issued in reinvestment of distributions	658,295	72,824	171,603	102,991
Shares redeemed	(6,466,757)	(17,670,830)	(41,055,180)	(25,792,716)

Net increase (decrease)	(3,911,957)	(14,204,879)	2,990,580	7,194,589

Capital share transactions — Institutional Shares
Shares sold	5,485,149	7,257,564	114,280,220	107,399,121
Shares issued in reinvestment of distributions	905,223	126,180	887,345	467,660
Shares redeemed	(5,982,634)	(26,373,695)	(32,127,885)	(39,207,405)

Net increase (decrease)	407,738	(18,989,951)	83,039,680	68,659,376

Capital share transactions — R6 Shares
Shares sold	29,771	81,973	312,694	63,070
Shares issued in reinvestment of distributions	5,111	518	1,390	227
Shares redeemed	(4,460)	(1,226)	(63,196)	(206)

Net increase	30,422	81,265	250,888	63,091

See Notes to Financial Statements.	31

Baron Select Funds	December 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Energy and Resources Fund		Baron Global Advantage Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(4,075)	$352,655	$(247,055)	$(123,320)
Net realized gain (loss)	(5,501,035)	(3,976,206)	(110,191)	(282,788)
Change in net unrealized appreciation (depreciation)	(6,307,045)	30,124,554	10,073,146	257,712

Increase (decrease) in net assets resulting from operations	(11,812,155)	26,501,003	9,715,900	(148,396)

Distributions to shareholders from:
Net investment income — Retail Shares	(42,458)	—	—	—
Net investment income — Institutional Shares	(20,747)	—	—	—
Net investment income — R6 Shares	(458)	—	—	—
Net realized gain on investments — Retail Shares	—	—	—	—
Net realized gain on investments — Institutional Shares	—	—	—	—
Net realized gain on investments — R6 Shares	—	—	—	—

Decrease in net assets from distributions to shareholders	(63,663)	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	15,864,355	22,973,711	21,524,300	665,553
Proceeds from the sale of shares — Institutional Shares	16,689,985	10,075,124	15,744,158	313,072
Proceeds from the sale of shares — R6 Shares	93,188	368,547	142,827	182,431
Net asset value of shares issued in reinvestment of distributions — Retail Shares	42,127	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	20,747	—	—	—
Net asset value of shares issues in reinvestment of distributions — R6 Shares	458	—	—	—
Cost of shares redeemed — Retail Shares	(43,006,844)	(24,918,750)	(12,898,122)	(1,863,887)
Cost of shares redeemed — Institutional Shares	(26,748,316)	(10,343,162)	(337,797)	(945,931)
Cost of shares redeemed — R6 Shares	(34,866)	—	—	(7,599)

Increase (decrease) in net assets derived from capital share transactions	(37,079,166)	(1,844,530)	24,175,366	(1,656,361)

Net increase (decrease) in net assets	(48,954,984)	24,656,473	33,891,266	(1,804,757)

Net Assets:
Beginning of year	103,898,187	79,241,714	9,717,115	11,521,872

End of year	$54,943,203	$103,898,187	$43,608,381	$9,717,115

Undistributed net investment income (accumulated net investment loss) at end of year	$1,012,030	$905,895	$(11,927)	$(2,104)

Capital share transactions — Retail Shares
Shares sold	1,960,005	3,152,753	1,256,722	49,942
Shares issued in reinvestment of distributions	5,429	—	—	—
Shares redeemed	(5,457,480)	(3,089,243)	(721,991)	(136,901)

Net increase (decrease)	(3,492,046)	63,510	534,731	(86,959)

Capital share transactions — Institutional Shares
Shares sold	1,970,176	1,492,155	880,482	22,880
Shares issued in reinvestment of distributions	2,636	—	—	—
Shares redeemed	(3,312,908)	(1,333,782)	(18,648)	(69,747)

Net increase (decrease)	(1,340,096)	158,373	861,834	(46,867)

Capital share transactions — R6 Shares
Shares sold	12,162	43,017	7,954	12,185
Shares issued in reinvestment of distributions	58	—	—	—
Shares redeemed	(4,373)	—	—	(542)

Net increase	7,847	43,017	7,954	11,643

32	See Notes to Financial Statements.

December 31, 2017	Baron Select Funds

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2017

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$490,275,441
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(608,102,792)
Proceeds from sales of portfolio securities	760,771,702
Net purchases, sales and maturities of short-term investments	(110,031)
Increase in dividends and interest receivable	(171,902)
Increase in prepaid expenses	(9,665)
Increase in accrued expenses	393,208
Net realized gain on investments	(161,499,182)
Change in net unrealized appreciation of investments	(341,785,358)

Net cash provided by operating activities	$139,761,421

Cash Used in Financing Activities
Proceeds from shares sold	409,047,331
Payment for shares redeemed	(495,512,570)
Decrease in payable for borrowings against line of credit	(49,500,000)

Net cash used in financing activities	(135,965,239)

Net increase in cash	3,796,182
Cash at beginning of year	—

Cash at end of year	3,796,182

Supplemental cash flow information:
Interest paid	$8,335,583

See Notes to Financial Statements.	33

Baron Select Funds	December 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers nine series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund and Baron WealthBuilder Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund, which are diversified. Baron Real Estate Income Fund commenced investment operations on January 2, 2018 and, therefore, is not included in this report. Baron WealthBuilder Fund commenced investment operations on December 29, 2017, but is presented in a separate Annual Report. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization. Baron Real Estate Income Fund invests its assets in real estate income-producing securities and other real estate securities.

Each Fund offers Retail Shares, Institutional Shares and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms or other platforms. R6 Shares are for investments in the amount of $5 million or more per Fund. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

December 31, 2017	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser may use a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the NAV is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

The Funds did not hold derivatives or participate in securities lending/borrowing activities at December 31, 2017.

e) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by ASU No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2017, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

f) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

g) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

Baron Select Funds	December 31, 2017

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies and wash sale losses deferred.

j) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund Diversification and Concentration.  Certain of the Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2017 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$612,898,964	$761,653,019
Baron Focused Growth Fund	20,858,444	44,695,699
Baron International Growth Fund	81,012,584	37,357,964
Baron Real Estate Fund	428,113,212	551,070,445
Baron Emerging Markets Fund	2,236,401,673	1,071,811,325
Baron Energy and Resources Fund	18,149,838	53,892,651
Baron Global Advantage Fund	28,881,572	7,248,245

During the year, Baron Emerging Markets Fund sold securities through in-kind transactions for $69,201,580, generating a realized gain of $21,863,498, which is included in net realized gain on investments sold in the Statement of Operations.

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund equal to 1% per annum of the average daily net assets of the respective Fund. Prior to November 15, 2017, the Adviser received a fee payable monthly from Baron International Growth Fund and Baron Global Advantage Fund equal to 1% per annum of the daily net assets of the respective Funds. Effective November 15, 2017, the Adviser receives a fee payable monthly from Baron International Growth Fund and Baron Global Advantage Fund equal to 0.88% and 0.85%, respectively, per annum of the daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap
Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund*	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%	1.09%
Baron Global Advantage Fund*	1.15%	0.90%	0.90%

*

The Adviser had contractually agreed to reduce its fee for Baron International Growth Fund and Baron Global Advantage Fund, to the extent required to limit the net annual operating expense ratio (excluding Portfolio transaction costs, interest, dividend and extraordinary expenses), prior to May 15, 2017 to 1.50%, 1.25% and 1.24% and from May 16, 2017 to November 15, 2017 to 1.35%, 1.10% and 1.09% of average daily net assets of the Retail Shares, Institutional Shares and R6 Shares, respectively.

December 31, 2017	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, other funds in the Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading” Procedures adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by a Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2017, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron Partners Fund	$7,039,356	$9,825,000	$(4,110,402)
Baron Real Estate Fund	941,137	—	—
Baron Energy and Resources Fund	—	1,135,968	(10,801)
Baron Global Advantage Fund	43,484	—	—

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $600 million. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on November 1, 2018. Baron Partners Fund may borrow up to the lesser of $600 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the one month LIBOR Rate plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2017, interest expense incurred on these loans amounted to $8,611,588. During the year ended December 31, 2017, Baron Partners Fund had an average daily balance on the line of credit of $435.2 million at a weighted average interest rate of 1.98%. At December 31, 2017, Baron Partners Fund had an outstanding balance in the amount of $425,500,000.

The Funds (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $100 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $100 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Federal Funds Rate or the one month LIBOR Rate plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2017, Baron Energy and Resources Fund and Baron Global Advantage Fund had borrowings under the line of credit and incurred interest expense of $3,476, and $1,961, respectively. For the 30 days during which there were borrowings, Baron Energy and Resources Fund had an average daily balance on the line of credit of $2.2 million at a weighted average interest rate of 1.96%. For the 28 days during which there were borrowings, Baron Global Advantage Fund had an average daily balance on the line of credit of $1.1 million at a weighted average interest rate of 2.27%.

6. RESTRICTED SECURITIES

At December 31, 2017, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.

Baron Select Funds	December 31, 2017

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At December 31, 2017, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund
Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$34,654,835
Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017	42,808,873
Private Equity Investments
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	735,176

Total Restricted Securities:		$78,198,884

(Cost $76,000,005)† (3.97% of Net Assets)
	Baron Focused Growth Fund
Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$3,261,533
Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017	4,077,088

Total Restricted Securities:		$7,338,621

(Cost $7,199,955)† (3.81% of Net Assets)
	Baron Energy and Resources Fund
Name of Issuer	Acquisition Date(s)	Value
Private Equity Investments
Gravity Oilfield Services, Inc. (formerly, GlobeLTR Energy Inc.), Cl A, 144A	2/15/2017	$1,721,250

(Cost $ 1,498,125) (3.13% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

December 31, 2017	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a summary of the inputs used as of December 31, 2017 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$2,313,435,599	$—	$34,654,835	$2,348,090,434
Private Equity Investments	—	—	735,176	735,176
Preferred Stocks	—	—	42,808,873	42,808,873
Short Term Investments	—	384,959	—	384,959

Total Investments	$2,313,435,599	$384,959	$78,198,884	$2,392,019,442

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2017. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2017.

	Baron Focused Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$171,061,896	$—	$3,261,533	$174,323,429
Preferred Stocks†	—	9,329,205	4,077,088	13,406,293
Short Term Investments	—	4,318,635	—	4,318,635

Total Investments	$171,061,896	$13,647,840	$7,338,621	$192,048,357

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2017. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2017.

	Baron International Growth Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$159,990,527	$1,989,795	$—	$161,980,322
Short Term Investments	—	6,503,712	—	6,503,712

Total Investments	$159,990,527	$8,493,507	$—	$168,484,034

$919,110 was transferred out of Level 2 into Level 1 at December 31, 2017 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

	Baron Real Estate Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,069,642,045	$—	$—	$1,069,642,045
Short Term Investments	—	18,565,285	—	18,565,285

Total Investments	$1,069,642,045	$18,565,285	$—	$1,088,207,330

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2017. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2017.

†	See Statements of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2017

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$4,275,675,418	$450,430,706	$—	$4,726,106,124
Preferred Stocks	485,424	—	—	485,424
Short Term Investments	—	241,417,117	—	241,417,117

Total Investments	$4,276,160,842	$691,847,823	$—	$4,968,008,665

$189,077,506 was transferred out of Level 2 into Level 1 at December 31, 2017 as a result of not adjusting closing prices for certain securities (as described in Note 2a) due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets.

	Baron Energy and Resources Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$53,838,776	$—	$1,721,250	$55,560,026

Total Investments	$53,838,776	$—	$1,721,250	$55,560,026

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2017. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2017.

	Baron Global Advantage Fund
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$41,293,664	$—	$—	$41,293,664
Short Term Investments	—	4,398,693	—	4,398,693

Total Investments	$41,293,664	$4,398,693	$—	$45,692,357

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on December 31, 2017. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the year ended December 31, 2017.

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund
Investments in Securities	Balance as of December 31, 2016	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales/ Distributions	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2017	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2017
Common Stocks
Industrials	$—	$—	$—	$654,815	$34,000,020	$—	$—	$—	$34,654,835	$654,815
Preferred Stocks
Industrials	—	—	—	808,888	41,999,985	—	—	—	42,808,873	808,888
Private Equity Investments
Financials	3,456,083	—	—	736,472	—	(3,457,379)	—	—	735,176	736,472

Total	$3,456,083	$—	$—	$2,200,175	$76,000,005	$(3,457,379)	$—	$—	$78,198,884	$2,200,175

December 31, 2017	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Focused Growth Fund
Investments in Securities	Balance as of December 31, 2016	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2017	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2017
Common Stocks
Industrials	$—	$—	$—	$61,628	$3,199,905	$—	$—	$—	$3,261,533	$61,628
Preferred Stocks
Industrials	—	—	—	77,038	4,000,050	—	—	—	4,077,088	77,038

Total	$—	$—	$—	$138,666	$7,199,955	$—	$—	$—	$7,338,621	$138,666

	Baron Energy and Resources Fund
Investments in Securities	Balance as of December 31, 2016	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2017	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2017
Common Stocks
Energy	$—	$—	$—	$223,125	$1,498,125	$—	$—	$—	$1,721,250	$223,125

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2017 were as follows:

Baron Partners Fund
Sector	Company	Fair Value as of December 31, 2017	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2017	Range used on December 31, 2017
Common Stocks and Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$77,463,708	Combination of recent transactions, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.34)%	(1.26)% - 2.20%
				Discount for lack of marketability	2.47%	2.47%
				Estimated volatility of the returns of equity[1]	21.58%	11.1% - 74.7%

Baron Focused Growth Fund
Sector	Company	Fair Value as of December 31, 2017	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2017	Range used on December 31, 2017
Common Stocks and Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$7,338,621	Combination of recent transactions, current value via comparable companies, and option-pricing methods	Change in the composite equity index of comparable companies	(0.34)%	(1.26)% - 2.20%
				Discount for lack of marketability	2.47%	2.47%
				Estimated volatility of the returns of equity[1]	21.58%	11.1% - 74.7%

Baron Select Funds	December 31, 2017

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Energy and Resources Fund
Sector	Company	Fair Value as of December 31, 2017	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2017	Range used on December 31, 2017
Common Stocks: Energy	Gravity Oilfield Services, Inc. (formerly, GlobeLTR Energy, Inc.)	$1,721,250	Combination of scenario analysis, current value via comparable companies, and option-pricing methods	EV/EBITDA Multiple[2]	8.26x	7.16x - 10.38x
				Scenario Probabilities	16.67%	5% - 30%
				Change in the composite equity index of comparable companies	0.51%	(0.86)% - 1.69%
				Discount for lack of marketability	10.06%	4.37% - 21.34%
				Estimated volatility of the returns of equity[3]	52.44%	48.41% - 61.84%

[1]

The volatility was calculated as a weighted-average of the volatilities used for the two business segments of the company. Each business segment's volatility was calculated as the simple average volatilities of comparable companies relevant to that business segment.

[2]	The multiple was derived as a simple average of the multiples of comparable companies.
[3]

The volatility was calculated as a weighted-average of the volatilities used in six valuation scenarios. Each scenario's volatility was calculated as the simple average of the volatilities of comparable companies.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2017, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, and partnership basis adjustments. Results of operations and net assets were not affected by these reclassifications.

Fund	Undistributed (Accumulated) Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-In Capital
Baron Partners Fund	$(1,096,569)	$19,976,913	$(18,880,344)
Baron Focused Growth Fund	(621,912)	1,500,719	(878,807)
Baron International Growth Fund	204,544	(196,510)	(8,034)
Baron Real Estate Fund	(129,901)	(149,085)	278,986
Baron Emerging Markets Fund	(784,755)	(20,951,626)	21,736,381
Baron Energy and Resources Fund	173,873	116,230	(290,103)
Baron Global Advantage Fund	237,232	(34,314)	(202,918)

December 31, 2017	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2017, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Cost of investments	$1,277,479,376	$108,901,606	$116,061,311	$734,402,153	$3,805,180,601	$40,474,597	$33,481,823

Gross tax unrealized appreciation	1,126,434,452	83,146,751	53,163,341	354,357,859	1,254,036,632	17,608,404	12,563,721
Gross tax unrealized depreciation	(11,894,386)	—	(740,618)	(552,682)	(91,208,568)	(2,522,975)	(353,187)

Net tax unrealized appreciation	1,114,540,066	83,146,751	52,422,723	353,805,177	1,162,828,064	15,085,429	12,210,534
Net tax unrealized currency appreciation (depreciation)	912	—	(522,235)	22	(15,002,655)	—	(32,666)
Undistributed net investment income	—	—	617,452	1,386,093	—	—	—
Undistributed net realized gain	—	2,144,304	583,939	13,511,418	—	—	—
Qualified late year loss deferral	(7,435,998)	(799,247)	—	—	(2,104,826)	(1,301)	(31,971)
Capital loss carryforwards	—	—	—	—	(125,640,792)	(37,952,979)	(975,216)
Paid-in capital	864,950,105	108,316,366	114,971,151	718,946,636	3,948,684,493	77,812,054	32,437,700

Net Assets	$1,972,055,085	$192,808,174	$168,073,030	$1,087,649,346	$4,968,764,284	$54,943,203	$43,608,381

As of December 31, 2017, the Funds had capital loss carryforwards expiring as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Energy and Resources Fund	Baron Global Advantage Fund
Short term:
No expiration date	$—	$—	$—	$—	$125,640,792	$19,510,849	$337,182

Long term:
No expiration date	—	—	—	—	—	18,442,130	638,034

Capital loss carryforward utilized during the year ended December 31, 2017	$163,308,562	$—	$—	$29,297,967	$64,518,979	$—	$—

The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2016 was as follows:

	Year Ended December 31, 2017			Year Ended December 31, 2016
Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$—	$—	$—	$—	$—
Baron Focused Growth Fund	18,516	3,968,499	—	—	10,001,809	—
Baron International Growth Fund	—	5,523,281	—	43,909	703,025	—
Baron Real Estate Fund	—	49,502,988	—	—	3,756,561	1,500,609
Baron Emerging Markets Fund	18,258,381	—	766,584	7,977,500	—	—
Baron Energy and Resources Fund	63,663	—	—	—	—	—
Baron Global Advantage Fund	—	—	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2017, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

Baron Select Funds	December 31, 2017

NOTES TO FINANCIAL STATEMENTS (Continued)

9. OWNERSHIP CONCENTRATION

As of December 31, 2017, the officers, trustees and portfolio managers owned, directly or indirectly, 53.43% of Baron Focused Growth Fund, 13.76% of Baron International Growth Fund, and 13.92% of Baron Global Advantage Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund, and Baron Global Advantage Fund shareholders.

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

BARON EMERGING MARKETS FUND

Name of Issuer	Value at December 31, 2016	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2017	Value at December 31, 2017	% of Net Assets at December 31, 2017
“Affiliated” Company as of December 31, 2017:
Lekoil Ltd.	$10,675,663	$279,813	$385,774	$(3,478,663)	$65,405	$—	32,618,323	$7,156,444	0.14%

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2017.

11. RECENT ACCOUNTING PRONOUNCEMENTS

On August 26, 2016, FASB issued a new Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new Accounting Standards Update No. 2016-18, “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

December 31, 2017	Baron Select Funds

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008
Net asset value, beginning of year	$37.06	$35.62	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20	$23.76

Income (loss) from investment operations:
Net investment income (loss)	(0.38)[1]	(0.11)[1]	(0.05)[1]	0.23 [1]	(0.19)[1]	(0.04)[1]	(0.14)[1]	(0.09)[1]	(0.04)[1]	(0.09)[1]
Net realized and unrealized gain (loss) on investments	12.07	1.55	(0.95)	3.19	10.95	3.21	(1.04)	5.02	3.48	(10.74)

Total from investment operations	11.69	1.44	(1.00)	3.42	10.76	3.17	(1.18)	4.93	3.44	(10.83)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.12)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)

Total distributions	0.00	0.00	(0.12)	0.00	0.00	0.00	0.00	0.00	0.00	(0.73)

Net asset value, end of year	$48.75	$37.06	$35.62	$36.74	$33.32	$22.56	$19.39	$20.57	$15.64	$12.20

Total return	31.54%	4.04%	(2.71)%	10.26%	47.69%	16.35%	(5.74)%	31.52%	28.20%	(46.67)%

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,101.7	$913.9	$1,107.5	$1,256.3	$1,125.6	$653.7	$970.4	$1,251.9	$1,249.3	$1,501.3

Ratio of total expenses to average net assets	1.79%	1.78%	1.52%	1.51%	1.67%	1.74%	1.71%	1.71%	1.51%	1.86%[2]
Less: Ratio of interest expense to average net assets	(0.45)%	(0.43)%	(0.20)%	(0.19)%	(0.29)%	(0.34)%	(0.36)%	(0.34)%	(0.10)%	(0.51)%

Ratio of operating expenses to average net assets	1.34%	1.35%	1.32%	1.32%	1.38%	1.40%	1.35%	1.37%	1.41%	1.35%

Ratio of net investment income (loss) to average net assets	(0.84)%	(0.31)%	(0.13)%	0.66%	(0.66)%	(0.18)%	(0.69)%	(0.51)%	(0.30)%	(0.49)%

Portfolio turnover rate	26.19%	15.59%	17.08%	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%	38.02%

	INSTITUTIONAL SHARES										R6 SHARES
	Year Ended December 31,										Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009[3]		2017	2016[6]
Net asset value, beginning of year	$37.70	$36.15	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66	$12.66		$37.71	$38.61

Income (loss) from investment operations:
Net investment income (loss)	(0.27)[1]	(0.02)[1]	0.04 [1]	0.25 [1]	(0.12)[1]	0.04 [1]	(0.08)[1]	(0.06)[1]	(0.03)[1]		(0.26)[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	12.30	1.57	(0.95)	3.31	11.06	3.22	(1.06)	5.06	3.03		12.28	(0.89)

Total from investment operations	12.03	1.55	(0.91)	3.56	10.94	3.26	(1.14)	5.00	3.00		12.02	(0.90)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.22)	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00

Total distributions	0.00	0.00	(0.22)	0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00

Net asset value, end of year	$49.73	$37.70	$36.15	$37.28	$33.72	$22.78	$19.52	$20.66	$15.66		$49.73	$37.71

Total return	31.91%	4.29%	(2.43)%	10.56%	48.02%	16.70%	(5.52)%	31.93%	23.70%[4]		31.88%	(2.33)%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$854.9	$645.3	$793.3	$681.5	$349.0	$146.5	$123.7	$119.9	$158.5		$15.5	$8.3

Ratio of total expenses to average net assets	1.53%	1.52%	1.26%	1.26%	1.41%	1.48%	1.45%	1.45%	1.38%[5]		1.52%	1.62%[5]
Less: Ratio of interest expense to average net assets	(0.45)%	(0.43)%	(0.20)%	(0.20)%	(0.30)%	(0.35)%	(0.36)%	(0.34)%	(0.21)%[5]		(0.45)%	(0.53)%[5]

Ratio of operating expenses to average net assets	1.08%	1.09%	1.06%	1.06%	1.11%	1.13%	1.09%	1.11%	1.17%[5]		1.07%	1.09%[5]

Ratio of net investment income (loss) to average net assets	(0.58)%	(0.05)%	0.11%	0.69%	(0.41)%	0.18%	(0.41)%	(0.36)%	(0.31)%[5]		(0.55)%	(0.04)%[5]

Portfolio turnover rate	26.19%	15.59%	17.08%	30.82%	18.57%	13.04%	16.96%	15.85%	32.43%		26.19%	15.59%

[1] Based on average shares outstanding. [2] Benefit of expense reduction rounds to less than 0.01%. [3] For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.	[4] Not Annualized. [5] Annualized. [6] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2017

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009	2008[1]
Net asset value, beginning of year	$12.43	$13.09	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09)[2]	0.01 [2]	(0.01)[2]	0.04 [2]	(0.07)[2]	0.24 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]
Net realized and unrealized gain (loss) on investments	3.36	0.08	(0.35)	0.29	2.95	1.31	(0.07)	2.05	2.00	(3.33)

Total from investment operations	3.27	0.09	(0.36)	0.33	2.88	1.55	(0.14)	2.04	2.12	(3.33)

Less distributions to shareholders from:
Net investment income	(0.00)[3]	0.00	(0.02)	0.00	(0.17)	0.00	0.00	(0.33)	(0.13)	0.00
Net realized gain on investments	(0.32)	(0.75)	(0.74)	(0.09)	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.12)	(0.40)

Total distributions	(0.32)	(0.75)	(0.76)	(0.09)	(0.17)	0.00	0.00	(0.33)	(0.25)	(0.40)

Net asset value, end of year	$15.38	$12.43	$13.09	$14.21	$13.97	$11.26	$9.71	$9.85	$8.14	$6.27

Total return	26.36%[4]	0.67%[4]	(2.42)%[4]	2.35%[4]	25.69%[4]	15.96%[4]	(1.42)%[4]	25.17%[4]	33.77%[4]	(33.11)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$42.4	$37.7	$43.7	$46.1	$47.6	$31.4	$28.3	$46.4	$39.9	$59.3

Ratio of operating expenses to average net assets	1.40%	1.43%	1.39%	1.39%	1.42%	1.48%	1.48%	1.47%	1.52%	1.54%[6]
Less: Reimbursement of expenses by Adviser	(0.05)%	(0.08)%	(0.04)%	(0.04)%	(0.07)%	(0.13)%	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%[6]

Ratio of net investment income (loss) to average net assets	(0.64)%	0.11%	(0.10)%	0.31%	(0.53)%	2.30%	(0.69)%	(0.16)%	1.81%	0.01%[6]

Portfolio turnover rate	11.48%	14.31%	12.18%	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%	35.43%[5]

	INSTITUTIONAL SHARES										R6 SHARES
	Year Ended December 31,										Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009[7]		2017	2016[8]
Net asset value, beginning of year	$12.63	$13.25	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15	$6.88		$12.63	$13.87

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[2]	0.05 [2]	0.02 [2]	0.08 [2]	(0.04)[2]	0.26 [2]	(0.04)[2]	0.01 [2]	0.07 [2]		(0.06)[2]	0.02 [2]
Net realized and unrealized gain (loss) on investments	3.41	0.08	(0.34)	0.28	2.99	1.32	(0.07)	2.05	1.45		3.42	(0.51)

Total from investment operations	3.35	0.13	(0.32)	0.36	2.95	1.58	(0.11)	2.06	1.52		3.36	(0.49)

Less distributions to shareholders from:
Net investment income	(0.00)[3]	0.00	(0.06)	0.00	(0.20)	0.00	0.00	(0.33)	(0.13)		(0.00)[3]	0.00
Net realized gain on investments	(0.32)	(0.75)	(0.74)	(0.09)	0.00	0.00	0.00	0.00	0.00		(0.32)	(0.75)
Return of capital	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.12)		0.00	0.00

Total distributions	(0.32)	(0.75)	(0.80)	(0.09)	(0.20)	0.00	0.00	(0.33)	(0.25)		(0.32)	(0.75)

Net asset value, end of year	$15.66	$12.63	$13.25	$14.37	$14.10	$11.35	$9.77	$9.88	$8.15		$15.67	$12.63

Total return	26.59%[4]	0.97%[4]	(2.12)%	2.54%	26.09%[4]	16.17%[4]	(1.11)%[4]	25.39%[4]	22.06%[4,5]		26.67%[4]	(3.55)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$127.8	$128.9	$140.5	$149.2	$148.4	$87.9	$63.6	$44.3	$36.6		$22.6	$8.6

Ratio of operating expenses to average net assets	1.12%	1.13%	1.09%	1.09%	1.12%	1.16%	1.18%	1.19%	1.25%[6]		1.10%	1.14%[6]
Less: Reimbursement of expenses by Adviser	(0.02)%	(0.03)%	0.00%	0.00%	(0.02)%	(0.06)%	(0.08)%	(0.09)%	(0.15)%[6]		(0.00)%[9]	(0.04)%[6]

Ratio of net operating expenses to average net assets	1.10%	1.10%	1.09%	1.09%	1.10%	1.10%	1.10%	1.10%	1.10%[6]		1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	(0.39)%	0.37%	0.16%	0.56%	(0.28)%	2.53%	(0.40)%	0.08%	1.63%[6]		(0.38)%	0.53%[6]

Portfolio turnover rate	11.48%	14.31%	12.18%	36.92%	33.67%	38.38%	44.58%	24.08%	34.76%		11.48%	14.31%

[1]  For the period June 30, 2008 (commencement of operations) to December 31, 2008.

[2]  Based on average shares outstanding.

[3]  Less than $0.01 per share.

[4]  The total returns would have been lower had certain expenses not been reduced during the period shown.

[5]  Not Annualized.

[6]  Annualized.

[7]  For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009.

[8] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

[9]  Less than 0.01%

46	See Notes to Financial Statements.

December 31, 2017	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.09	$18.05	$17.94	$18.91	$15.55	$13.20	$17.29	$14.11	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.06)[1]	(0.03)[1]	0.03 [1]	0.03 [1]	(0.01)[1]	(0.02)[1]	(0.01)[1]	0.01 [1]	0.04 [1]
Net realized and unrealized gain (loss) on investments	6.72	0.24	0.19	(0.46)	3.37	2.37	(2.78)	3.38	4.43

Total from investment operations	6.66	0.21	0.22	(0.43)	3.36	2.35	(2.79)	3.39	4.47

Less distributions to shareholders from:
Net investment income	0.00	(0.01)	(0.08)	(0.00)[2]	0.00	0.00	(0.04)	0.00	0.00
Net realized gain on investments	(0.85)	(0.16)	(0.03)	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)

Total distributions	(0.85)	(0.17)	(0.11)	(0.54)	0.00	0.00	(1.30)	(0.21)	(0.36)

Net asset value, end of year	$23.90	$18.09	$18.05	$17.94	$18.91	$15.55	$13.20	$17.29	$14.11

Total return	36.94%[3]	1.14%[3]	1.23%[3]	(2.33)%[3]	21.61%[3]	17.80%[3]	(16.35)%[3]	24.22%[3]	44.69%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$56.5	$41.8	$44.9	$53.0	$17.0	$15.6	$11.7	$15.3	$8.4

Ratio of operating expenses to average net assets	1.51%	1.65%	1.59%	1.63%	1.74%	1.78%	1.73%	1.76%	2.33%
Less: Reimbursement of expenses by Adviser	(0.14)%	(0.15)%	(0.09)%	(0.13)%	(0.24)%	(0.28)%	(0.23)%	(0.26)%	(0.83)%

Ratio of net operating expenses to average net assets	1.37%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.28)%	(0.16)%	0.15%	0.14%	(0.05)%	(0.16)%	(0.05)%	0.07%	0.38%

Portfolio turnover rate	31.44%	38.90%	42.85%	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%

	INSTITUTIONAL SHARES									R6 SHARES
	Year Ended December 31,									Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2009[6]	2017	2016[7]
Net asset value, beginning of year	$18.25	$18.17	$18.09	$19.05	$15.63	$13.25	$17.36	$14.13	$11.13	$18.25	$19.15

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	0.01 [1]	0.08 [1]	0.12 [1]	0.03 [1]	0.01 [1]	0.03 [1]	0.05 [1]	(0.02)[1]	(0.02)[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	6.80	0.24	0.19	(0.50)	3.39	2.40	(2.79)	3.39	3.38	6.81	(0.71)

Total from investment operations	6.79	0.25	0.27	(0.38)	3.42	2.41	(2.76)	3.44	3.36	6.79	(0.73)

Less distributions to shareholders from:
Net investment income	0.00	(0.01)	(0.16)	(0.04)	(0.00)[2]	(0.03)	(0.09)	0.00	0.00	0.00	(0.01)
Net realized gain on investments	(0.85)	(0.16)	(0.03)	(0.54)	0.00	0.00	(1.26)	(0.21)	(0.36)	(0.85)	(0.16)

Total distributions	(0.85)	(0.17)	(0.19)	(0.58)	(0.00)[2]	(0.03)	(1.35)	(0.21)	(0.36)	(0.85)	(0.17)

Net asset value, end of year	$24.19	$18.25	$18.17	$18.09	$19.05	$15.63	$13.25	$17.36	$14.13	$24.19	$18.25

Total return	37.33%[3]	1.35%[3]	1.48%[3]	(2.07)%[3]	21.89%[3]	18.17%[3]	(16.13)%[3]	24.54%[3]	30.18%[3,4]	37.33%[3]	(3.83	)%3 4

Ratios/Supplemental data:
Net assets (in millions), end of year	$110.8	$45.4	$53.7	$52.3	$45.4	$39.0	$30.5	$37.4	$22.1	$0.8	$0.4

Ratio of operating expenses to average net assets	1.23%	1.36%	1.31%	1.34%	1.37%	1.40%	1.38%	1.40%	1.89%[5]	1.22%	1.38%[5]
Less: Reimbursement of expenses by Adviser	(0.12)%	(0.11)%	(0.06)%	(0.09)%	(0.12)%	(0.15)%	(0.13)%	(0.15)%	(0.64)%[5]	(0.12)%	(0.14)%[5]

Ratio of net operating expenses to average net assets	1.11%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%[5]	1.10%	1.24%[5]

Ratio of net investment income (loss) to average net assets	(0.06)%	0.07%	0.41%	0.64%	0.20%	0.09%	0.19%	0.31%	(0.29)%[5]	(0.10)%	(0.31)%[5]

Portfolio turnover rate	31.44%	38.90%	42.85%	34.67%	40.60%	39.02%	53.20%	32.70%	53.94%	31.44%	38.90%

[1] Based on average shares outstanding. [2] Less than $0.01 per share. [3] The total returns would have been lower had certain expenses not been reduced during the period shown. [4] Not Annualized.	[5] Annualized. [6] For the period May 29, 2009 (initial offering of Institutional Shares) to December 31, 2009. [7] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2017

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.67	$24.24	$25.92	$22.25	$17.52	$12.51	$12.66	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00 [1,3]	(0.02)[1]	(0.06)[1]	0.04 [1]	(0.05)[1]	0.01 [1]	(0.01)[1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	7.32	(0.47)	(1.14)	3.66	4.80	5.31	0.07 [2]	2.64

Total from investment operations	7.32	(0.49)	(1.20)	3.70	4.75	5.32	0.06	2.66

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.01)	(0.03)	0.00	0.00	(0.00)[3]	0.00
Net realized gain on investments	(1.41)	(0.08)	(0.47)	0.00	(0.02)	(0.31)	(0.21)	0.00

Total distributions	(1.41)	(0.08)	(0.48)	(0.03)	(0.02)	(0.31)	(0.21)	0.00

Net asset value, end of year	$29.58	$23.67	$24.24	$25.92	$22.25	$17.52	$12.51	$12.66

Total return	31.04%	(2.01)%	(4.65)%	16.61%	27.12%	42.60%[4]	0.63%[4]	26.60%[4]

Ratios/Supplemental data:
Net assets (in millions), end of year	$426.7	$434.0	$788.9	$782.8	$539.5	$53.6	$10.9	$5.5

Ratio of operating expenses to average net assets	1.32%	1.33%	1.31%	1.32%	1.35%	1.76%	2.33%	4.35%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	0.00%	0.00%	(0.41)%	(0.98)%	(3.00)%

Ratio of net operating expenses to average net assets	1.32%	1.33%	1.31%	1.32%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	0.01%	(0.07)%	(0.23)%	0.17%	(0.23)%	0.07%	(0.08)%	0.14%

Portfolio turnover rate	44.56%	55.50%	50.50%	24.40%	19.36%	30.14%	70.99%	58.03%

	INSTITUTIONAL SHARES								R6 SHARES
	Year Ended December 31,								Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2010	2017	2016[7]
Net asset value, beginning of year	$23.93	$24.51	$26.14	$22.43	$17.64	$12.56	$12.69	$10.00	$23.93	$21.80

Income (loss) from investment operations:
Net investment income	0.07 [1]	0.04 [1]	0.01 [1]	0.11 [1]	0.03 [1]	0.06 [1]	0.02 [1]	0.04 [1]	0.07 [1]	0.02 [1]
Net realized and unrealized gain (loss) on investments	7.42	(0.47)	(1.16)	3.68	4.81	5.33	0.07 [2]	2.65	7.42	2.26

Total from investment operations	7.49	(0.43)	(1.15)	3.79	4.84	5.39	0.09	2.69	7.49	2.28

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.01)	(0.08)	(0.00)[3]	0.00	(0.01)	0.00	0.00	0.00
Net realized gain on investments	(1.41)	(0.08)	(0.47)	0.00	(0.02)	(0.31)	(0.21)	0.00	(1.41)	(0.08)
Return of capital	0.00	(0.07)	0.00	0.00	(0.03)	0.00	0.00	0.00	0.00	(0.07)

Total distributions	(1.41)	(0.15)	(0.48)	(0.08)	(0.05)	(0.31)	(0.22)	0.00	(1.41)	(0.15)

Net asset value, end of year	$30.01	$23.93	$24.51	$26.14	$22.43	$17.64	$12.56	$12.69	$30.01	$23.93

Total return	31.42%	(1.75)%	(4.42)%	16.93%	27.48%	42.99%[4]	0.80%[4]	26.90%[4]	31.42%	10.47%[5]

Ratios/Supplemental data:
Net assets (in millions), end of year	$657.6	$514.6	$992.8	$919.7	$486.1	$35.5	$4.9	$3.2	$3.3	$2.0

Ratio of operating expenses to average net assets	1.06%	1.07%	1.06%	1.06%	1.09%	1.44%	2.14%	4.26%	1.06%	1.07%[6]
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	0.00%	0.00%	(0.34)%	(1.04)%	(3.16)%	0.00%	0.00%

Ratio of net operating expenses to average net assets	1.06%	1.07%	1.06%	1.06%	1.09%	1.10%	1.10%	1.10%	1.06%	1.07%[6]

Ratio of net investment income to average net assets	0.26%	0.19%	0.04%	0.44%	0.15%	0.36%	0.17%	0.36%	0.26%	0.08%[6]

Portfolio turnover rate	44.56%	55.50%	50.50%	24.40%	19.36%	30.14%	70.99%	58.03%	44.56%	55.50%

[1] Based on average shares outstanding.

[2] The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

[3]  Less than $0.01 per share.

[4]  The total returns would have been lower had certain expenses not been reduced during the period shown.

[5]  Not Annualized.

[6]  Annualized.

[7]  For the period January 29, 2016 (initial offering of R6 Shares) to December 31, 2016.

48	See Notes to Financial Statements.

December 31, 2017	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011
Net asset value, beginning of year	$10.95	$10.57	$11.91	$11.54	$10.06	$8.28	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03 [1]	0.04 [1]	0.03 [1]	0.07 [1]	(0.06)[1]	(0.04)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	4.39	0.36	(1.36)	0.33	1.54	1.94	(1.69)

Total from investment operations	4.42	0.40	(1.33)	0.40	1.48	1.90	(1.72)

Less distributions to shareholders from:
Net investment income	(0.04)	(0.02)	(0.01)	(0.03)	0.00	(0.12)	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	(0.00)[6]	0.00	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.04)	(0.02)	(0.01)	(0.03)	0.00	(0.12)	0.00

Net asset value, end of year	$15.33	$10.95	$10.57	$11.91	$11.54	$10.06	$8.28

Total return	40.34%	3.75%	(11.16)%	3.47%[2]	14.71%[2]	22.98%[2]	(17.20)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$1,121.4	$768.5	$665.5	$649.7	$259.6	$2.9	$2.0

Ratio of operating expenses to average net assets	1.36%	1.38%	1.45%	1.52%	1.90%	4.01%	4.49%
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	(0.02)%	(0.40)%	(2.51)%	(2.99)%

Ratio of net operating expenses to average net assets	1.36%	1.38%	1.45%	1.50%	1.50%	1.50%	1.50%

Ratio of net investment income (loss) to average net assets	0.23%	0.33%	0.25%	0.56%	(0.53)%	(0.39)%	(0.32)%

Portfolio turnover rate	30.75%	25.31%	26.34%	23.38%	14.68%	42.68%	45.86%

	INSTITUTIONAL SHARES							R6 SHARES
	Year Ended December 31,							Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2011	2017	2016[5]
Net asset value, beginning of year	$10.98	$10.59	$11.94	$11.56	$10.05	$8.30	$10.00	$10.99	$9.94

Income (loss) from investment operations:
Net investment income (loss)	0.06 [1]	0.06 [1]	0.06 [1]	0.09 [1]	0.01 [1]	(0.01)[1]	(0.01)[1]	0.07 [1]	0.05 [1]
Net realized and unrealized gain (loss) on investments	4.40	0.37	(1.37)	0.34	1.50	1.93	(1.69)	4.39	1.04

Total from investment operations	4.46	0.43	(1.31)	0.43	1.51	1.92	(1.70)	4.46	1.09

Less distributions to shareholders from:
Net investment income	(0.07)	(0.04)	(0.04)	(0.05)	0.00	(0.17)	0.00	(0.07)	(0.04)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	(0.00)[6]	0.00	0.00	0.00	0.00	0.00	0.00	(0.00)[6]	0.00

Total distributions	(0.07)	(0.04)	(0.04)	(0.05)	0.00	(0.17)	0.00	(0.07)	(0.04)

Net asset value, end of year	$15.37	$10.98	$10.59	$11.94	$11.56	$10.05	$8.30	$15.38	$10.99

Total return	40.63%	4.08%	(10.97)%	3.75%[2]	15.02%[2]	23.22%[2]	(17.00)%[2]	40.59%	10.99%[3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,842.5	$1,832.8	$1,040.9	$697.8	$116.0	$6.0	$4.3	$4.9	$0.7

Ratio of operating expenses to average net assets	1.10%	1.13%	1.20%	1.27%	1.80%	3.37%	3.83%	1.11%	1.13%[4]
Less: Reimbursement of expenses by Adviser	0.00%	0.00%	0.00%	(0.02)%	(0.55)%	(2.12)%	(2.58)%	0.00%	0.00%[4]

Ratio of net operating expenses to average net assets	1.10%	1.13%	1.20%	1.25%	1.25%	1.25%	1.25%	1.11%	1.13%[4]

Ratio of net investment income (loss) to average net assets	0.47%	0.57%	0.49%	0.76%	0.05%	(0.14)%	(0.07)%	0.49%	0.48%[4]

Portfolio turnover rate	30.75%	25.31%	26.34%	23.38%	14.68%	42.68%	45.86%	30.75%	25.31%

[1] Based on average shares outstanding. [2] The total returns would have been lower had certain expenses not been reduced during the period shown. [3] Not Annualized.	[4] Annualized. [5] For the period January 29, 2016 (initial offering of R6 shares) to December 31, 2016. [6] Less than $0.01 per share

See Notes to Financial Statements.	49

Baron Select Funds	December 31, 2017

FINANCIAL HIGHLIGHTS (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.00	$7.03	$10.33	$11.84	$9.46	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	0.02 [1]	0.02 [1]	(0.01)[1]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gain (loss) on investments	(0.79)	1.95	(3.31)	(1.50)	2.40	(0.51)

Total from investment operations	(0.80)	1.97	(3.29)	(1.51)	2.39	(0.54)

Less distributions to shareholders from:
Net investment income	(0.01)	0.00	0.00	0.00	(0.01)	0.00
Net realized gain on investments	0.00	0.00	(0.01)	0.00	0.00	0.00

Total distributions	(0.01)	0.00	(0.01)	0.00	(0.01)	0.00

Net asset value, end of year	$8.19	$9.00	$7.03	$10.33	$11.84	$9.46

Total return	(8.90)%[2]	28.02%[2]	(31.88)%[2]	(12.75)%[2]	25.32%[2]	(5.40)%[2]

Ratios/Supplemental data:
Net assets (in millions), end of year	$37.6	$72.8	$56.4	$39.7	$29.2	$1.8

Ratio of operating expenses to average net assets	1.66%[6]	1.70%[6]	1.58%	1.79%	2.25%	9.07%
Less: Reimbursement of expenses by Adviser	(0.31)%	(0.35)%	(0.23)%	(0.44)%	(0.90)%	(7.72)%

Ratio of net operating expenses to average net assets	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets	(0.07)%	0.28%	0.24%	(0.04)%	(0.05)%	(0.36)%

Portfolio turnover rate	23.48%	53.52%	48.19%	23.12%	25.60%	35.74%

	INSTITUTIONAL SHARES						R6 SHARES
	Year Ended December 31,						Year Ended December 31,
	2017	2016	2015	2014	2013	2012	2017	2016[5]
Net asset value, beginning of year	$9.11	$7.10	$10.41	$11.91	$9.48	$10.00	$9.10	$8.55

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	0.04 [1]	0.05 [1]	0.03 [1]	0.02 [1]	(0.01)[1]	0.00 [1,7]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	(0.80)	1.97	(3.35)	(1.53)	2.41	(0.51)	(0.78)	0.56

Total from investment operations	(0.79)	2.01	(3.30)	(1.50)	2.43	(0.52)	(0.78)	0.55

Less distributions to shareholders from:
Net investment income	(0.01)	0.00	0.00	0.00	0.00	0.00	(0.01)	0.00
Net realized gain on investments	0.00	0.00	(0.01)	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.01)	0.00	(0.01)	0.00	0.00	0.00	(0.01)	0.00

Net asset value, end of year	$8.31	$9.11	$7.10	$10.41	$11.91	$9.48	$8.31	$9.10

Total return	(8.68)%[2]	28.31%[2]	(31.73)%[2]	(12.59)%[2]	25.63%[2]	(5.20)%[2]	(8.58)%[2]	6.43%[2,3]

Ratios/Supplemental data:
Net assets (in millions), end of year	$16.9	$30.7	$22.8	$29.3	$4.0	$1.4	$0.4	$0.4

Ratio of operating expenses to average net assets	1.42%[6]	1.46%[6]	1.29%	1.52%	2.84%	8.65%	1.40%[6]	1.55%[4,6]
Less: Reimbursement of expenses by Adviser	(0.32)%	(0.36)%	(0.19)%	(0.42)%	(1.74)%	(7.55)%	(0.31)%	(0.46)%[4]

Ratio of net operating expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%	1.09%	1.09%[4]

Ratio of net investment income (loss) to average net assets	0.14%	0.56%	0.53%	0.22%	0.20%	(0.11)%	0.03%	(0.23)%[4]

Portfolio turnover rate	23.48%	53.52%	48.19%	23.12%	25.60%	35.74%	23.48%	53.52%

[1] Based on average shares outstanding. [2] The total returns would have been lower had certain expenses not been reduced during the period shown. [3] Not Annualized. [4] Annualized.	[5] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016. [6] Interest expense rounds to less than 0.01%. [7] Less than $0.01 per share.

50	See Notes to Financial Statements.

December 31, 2017	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2017	2016	2015	2014	2013	2012[1]
Net asset value, beginning of year	$13.75	$13.91	$14.20	$13.51	$10.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.18)[2]	(0.18)[2]	(0.11)[2]	0.02 [2]	(0.02)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments	6.99	0.02 [10]	(0.14)	0.67	3.12	0.43

Total from investment operations	6.81	(0.16)	(0.25)	0.69	3.10	0.41

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.02)	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	(0.02)	(0.00)[3]	0.00	0.00

Total distributions	0.00	0.00	(0.04)	0.00	0.00	0.00

Net asset value, end of year	$20.56	$13.75	$13.91	$14.20	$13.51	$10.41

Total return	49.53%[4]	(1.15)%[4]	(1.72)%[4]	5.11%[4,5]	29.78%[4]	4.10%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$18.4	$5.0	$6.2	$3.9	$2.3	$1.5

Ratio of total expenses to average net assets	2.07%	3.86%	3.19%	3.61%	5.51%	8.35%[7,8]
Less: Ratio of interest expense to average net assets	(0.01)%	0.00%	0.00%	0.00%	0.00%	0.00%[7,8]

Ratio of operating expenses to average net assets	2.06%	3.86%	3.19%	3.61%	5.51%	8.35%[7,8]
Less: Reimbursement of expenses by Adviser	(0.70)%	(2.36)%	(1.69)%	(2.11)%	(4.01)%	(6.85)%[7,8]

Ratio of net operating expenses to average net assets	1.36%	1.50%	1.50%	1.50%	1.50%	1.50%[7,8]

Ratio of net investment income (loss) to average net assets	(1.01)%	(1.30)%	(0.75)%	0.18%	(0.20)%	(0.38)%[7,8]

Portfolio turnover rate	27.98%	21.48%	25.88%	123.51%	32.78%	24.64%[6]

	INSTITUTIONAL SHARES						R6 SHARES
	Year Ended December 31,						Year Ended December 31,
	2017	2016	2015	2014	2013	2012[1]	2017	2016[9]
Net asset value, beginning of year	$13.87	$14.00	$14.28	$13.56	$10.42	$10.00	$13.87	$14.37

Income (loss) from investment operations:
Net investment income (loss)	(0.14)[2]	(0.14)[2]	(0.07)[2]	0.07 [2]	0.00 [2,3]	(0.02)[2]	(0.14)[2]	(0.07)[2]
Net realized and unrealized gain (loss) on investments	7.04	0.01 [10]	(0.15)	0.65	3.14	0.44	7.06	(0.43)

Total from investment operations	6.90	(0.13)	(0.22)	0.72	3.14	0.42	6.92	(0.50)

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.04)	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	(0.02)	(0.00)[3]	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	(0.06)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$20.77	$13.87	$14.00	$14.28	$13.56	$10.42	$20.79	$13.87

Total return	49.75%[4]	(0.93)%[4]	(1.51)%[4]	5.32%[4,5]	30.13%[4]	4.20%[4,6]	49.89%[4]	(3.48)%[4,6]

Ratios/Supplemental data:
Net assets (in millions), end of year	$24.8	$4.6	$5.3	$4.1	$3.3	$1.6	$0.4	$0.1

Ratio of total expenses to average net assets	1.70%	3.55%	2.89%	2.92%	4.91%	7.33%[7,8]	1.69%	4.11%[8]
Less: Ratio of interest expense to average net assets	(0.01)%	0.00%	0.00%	0.00%	0.00%	0.00%[7,8]	(0.01)%	0.00%[8]

Ratio of operating expenses to average net assets	1.69%	3.55%	2.89%	2.92%	4.91%	7.33%[7,8]	1.68%	4.11%[8]
Less: Reimbursement of expenses by Adviser	(0.61)%	(2.30)%	(1.64)%	(1.67)%	(3.66)%	(6.08)%[7,8]	(0.59)%	(2.87)%[8]

Ratio of net operating expenses to average net assets	1.08%	1.25%	1.25%	1.25%	1.25%	1.25%[7,8]	1.09%	1.24%[8]

Ratio of net investment income (loss) to average net assets	(0.77)%	(1.06)%	(0.47)%	0.48%	0.02%	(0.30)%[7,8]	(0.75)%	(1.52)%[8]

Portfolio turnover rate	27.98%	21.48%	25.88%	123.51%	32.78%	24.64%[6]	27.98%	21.48%

[1] For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[2] Based on average shares outstanding.

[3] Less than $0.01 per share.

[4] The total returns would have been lower had certain expenses not been reduced during the period shown.

[5] The Adviser made a voluntary payment to the Fund in the amount of $47,291 to compensate the Fund for a loss incurred due to a shareholder activity processing error. The impact of this payment increased the Fund’s total return by 0.54%.

[6] Not Annualized.

[7] Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2012.

[8] Annualized.

[9] For the period August 31, 2016 (initial offering of R6 Shares) to December 31, 2016.

[10]  The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of investments of the Fund.

See Notes to Financial Statements.	51

Baron Select Funds	December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund,

Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (seven of the funds constituting the Baron Select Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations, and its cash flows for Baron Partners Fund, for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations, and its cash flows for Baron Partners Fund, for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, brokers, and portfolio companies; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, NY

February 23, 2018

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

December 31, 2017	Baron Select Funds

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2017 are listed below.

During the fiscal year ended December 31, 2017, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

Baron Partners Fund	$—	$—	$—

Baron Focused Growth Fund	18,516	3,968,499	—

Baron International Growth Fund	—	5,523,281	—

Baron Real Estate Fund	—	49,502,988	—

Baron Emerging Markets Fund	18,258,381	—	766,584

Baron Energy and Resources Fund	63,663	—	—

Baron Global Advantage Fund	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the American Taxpayer Relief Act of 2012.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron Focused Growth Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund, 100.00%, 100.00% and 100.00%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by Baron Focused Growth Fund, Baron Emerging Markets Fund and Baron Energy and Resources Fund, 100.00%, 0.00% and 100.00%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2017. The information necessary to complete your income tax return for the calendar year ended December 31, 2017 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2018.

Baron Select Funds	December 31, 2017

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20171

	Actual Total Return	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	2.44%	$1,000.00	$1,024.40		1.76%[2]	$8.98
Baron Partners Fund — Institutional Shares	2.56%	$1,000.00	$1,025.60		1.50%[2]	$7.66
Baron Partners Fund — R6 Shares	2.56%	$1,000.00	$1,025.60		1.51%[2]	$7.71
Baron Focused Growth Fund — Retail Shares	5.84%	$1,000.00	$1,058.40	[4]	1.35%[5]	$7.00
Baron Focused Growth Fund — Institutional Shares	5.96%	$1,000.00	$1,059.60	[4]	1.10%[5]	$5.71
Baron Focused Growth Fund — R6 Shares	6.02%	$1,000.00	$1,060.20	[4]	1.10%[5]	$5.71
Baron International Growth Fund — Retail Shares	16.36%	$1,000.00	$1,163.60	[4]	1.31%[5]	$7.14
Baron International Growth Fund — Institutional Shares	16.46%	$1,000.00	$1,164.60	[4]	1.06%[5]	$5.78
Baron International Growth Fund — R6 Shares	16.46%	$1,000.00	$1,164.60	[4]	1.05%[5]	$5.73
Baron Real Estate Fund — Retail Shares	13.33%	$1,000.00	$1,133.30		1.31%	$7.04
Baron Real Estate Fund — Institutional Shares	13.53%	$1,000.00	$1,135.30		1.05%	$5.65
Baron Real Estate Fund — R6 Shares	13.53%	$1.000.00	$1,135.30		1.05%	$5.65
Baron Emerging Markets Fund — Retail Shares	16.77%	$1,000.00	$1,167.70		1.35%	$7.38
Baron Emerging Markets Fund — Institutional Shares	16.89%	$1,000.00	$1,168.90		1.10%	$6.01
Baron Emerging Markets Fund — R6 Shares	16.96%	$1,000.00	$1,169.60		1.10%	$6.02
Baron Energy & Resources Fund — Retail Shares	5.94%	$1,000.00	$1,059.40	[4]	1.35%[5]	$7.01
Baron Energy & Resources Fund — Institutional Shares	5.98%	$1,000.00	$1,059.80	[4]	1.10%[5]	$5.71
Baron Energy & Resources Fund — R6 Shares	6.11%	$1,000.00	$1,061.10	[4]	1.09%[5]	$5.66
Baron Global Advantage Fund — Retail Shares	18.43%	$1,000.00	$1,184.30	[4]	1.30%[5]	$7.16
Baron Global Advantage Fund — Institutional Shares	18.62%	$1,000.00	$1,186.20	[4]	1.05%[5]	$5.79
Baron Global Advantage Fund — R6 Shares	18.66%	$1,000.00	$1,186.60	[4]	1.05%[5]	$5.79

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2017, includes 1.33%, 1.07% and 1.07% for net operating expenses and 0.43%, 0.43% and 0.44% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

December 31, 2017	Baron Select Funds

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20171

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,016.33		1.76%[2]	$8.94
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,017.64		1.50%[2]	$7.63
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,017.59		1.51%[2]	$7.68
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.60	[4]	1.31%[5]	$6.67
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.86	[4]	1.06%[5]	$5.40
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.91	[4]	1.05%[5]	$5.35
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.60		1.31%	$6.67
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.91		1.05%	$5.35
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.91		1.05%	$5.35
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.40		1.35%	$6.87
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66		1.10%	$5.60
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.66		1.10%	$5.60
Baron Energy & Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.40	[4]	1.35%[5]	$6.87
Baron Energy & Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Energy & Resources Fund — R6 Shares	5.00%	$1,000.00	$1,019.71	[4]	1.09%[5]	$5.55
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,018.65	[4]	1.30%[5]	$6.61
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,019.91	[4]	1.05%[5]	$5.35
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,019.91	[4]	1.05%[5]	$5.35

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2017, includes 1.33%, 1.07% and 1.07% for net operating expenses and 0.43%, 0.43% and 0.44% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

Baron Select Funds	December 31, 2017

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON REAL ESTATE INCOME FUND BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on November 13, 2017 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for Baron Real Estate Income Fund (the “Fund”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Fund. Because, at its May 4, 2017 meeting, the Board had considered the annual review of the Investment Advisory Agreements, Distribution Agreements, and 12b-1 Plans, had received presentations from an independent consultant and from management about the relevant fees, expenses and services, and, from independent legal counsel, about the legal standards, similar materials were not presented at this meeting upon the Board’s confirmation that they recalled and understood the application to the Fund of the information to the presentations received and the deliberations undertaken. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial term of two years.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees relied on the information they received at this meeting, as well as other information they received at the May 4, 2017 meeting and at other times. In particular, the Board considered the following:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser to the other funds the Adviser advises, which were expected to be provided to the Fund, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Fund and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the Board members’ general understanding of historical performance of the other funds the Adviser advises as compared to similar funds managed by other advisers;

•	The anticipated total expense ratio of the Fund;

•	The costs of portfolio management, including the types of investments to be made for the Fund, the personnel and systems necessary for implementation the investment strategy; and

•	Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate and that it would likely benefit from those services to be provided under the Investment Advisory Agreement with the Adviser.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

As part of its consideration of the cost of services to be provided, the Board examined the fees to be charged by the Adviser as compared to the fees charged by comparable funds, as explained by the Adviser’s General Counsel. The Board also discussed and considered certain services to be provided to the Fund, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support.

In addition, the Board also considered the financial condition of the Adviser and its affiliates. Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of its assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliate from their relationships with the Fund.

The Board concluded that the proposed management fee was supportable in light of the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets, uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the advisory contract for the Fund.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial term of two years.

December 31, 2017	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Executive Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. “Interested Trustees” are considered “interested persons” (as defined in the 1940 Act) of the Trust, and “Independent Trustees” are not considered “interested persons” of the Trust. Additional Information about the Trustees and Executive Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 74	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	14 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	16	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 62	Chairman, President, Chief Operating Officer and Trustee	14 years	Director: the Firm* (2003-Present); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present).	16	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 244 Atlantic Isles Sunny Isles Beach, FL 33160 Age: 82	Trustee	14 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 83	Trustee	14 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 74	Lead Trustee	14 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	None

Anita Rosenberg(4),(5) 1540 N. Lake Shore Drive Chicago, Il 60610 Age: 53	Trustee	3 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	16	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 67	Trustee	14 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	None

Baron Select Funds	December 31, 2017

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Alex Yemenidjian(4),(5) One Hughes Center Drive Las Vegas, NV 89169 Age: 62	Trustee	10 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	16	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).

Thomas J. Folliard(4),(5) 56 Beacon Street Boston, MA 02108 Age: 52	Trustee	< 1 year	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	16	Director: PulteGroup, Inc.
Additional Officers of the Funds

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 58	Senior Vice President	14 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 47	Vice President and Chief Compliance Officer	2 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President, General Counsel and Secretary	9 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 48	Senior Vice President	14 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 63	Vice President	14 years	Director and Vice President: the Firm*; Vice President: Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 56	Treasurer and Chief Financial Officer	14 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means BCG along with its subsidiaries BCI, Baron Capital Management, Inc. and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 17

December 31, 2017

Baron WealthBuilder Fund

Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find audited financial statements for Baron WealthBuilder Fund® (the “Fund”) for the period ended December 31, 2017. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer and Chief Investment Officer February 23, 2018	Linda S. Martinson Chairman, President and Chief Operating Officer February 23, 2018	Peggy Wong Treasurer and Chief Financial Officer February 23, 2018

This Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund, Baron Global Advantage Fund and Baron Real Estate Income Fund series, or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Legal Notices” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by calling 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	December 31, 2017

We are excited to launch Baron WealthBuilder Fund.

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in Baron Funds. Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron mutual funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases for your children, your grandchildren... and even yourself.

3.	Baron WealthBuilder Fund has no management fee.

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps for Institutional Shares and TA Shares (available directly through Baron Funds). Retail Shares operating expenses are capped at 30 bps per year.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of December 31, 2017, the five largest Baron mutual funds represented 75% of Baron WealthBuilder Fund’s portfolio.

Ronald Baron, CEO and CIO of Baron Capital is the portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the assistant portfolio manager.

2

December 31, 2017	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2017

Shares		Cost	Value
Affiliated Mutual Funds (100.00%)
Small Cap Funds (34.00%)
9,714	Baron Discovery Fund — Institutional Shares	$177,774	$177,774
9,585	Baron Growth Fund — Institutional Shares	666,653	666,653
22,714	Baron Small Cap Fund — Institutional Shares	666,653	666,653

Total Small Cap Funds		1,511,080	1,511,080

Small to Mid Cap Funds (2.50%)
7,095	Baron Focused Growth Fund — Institutional Shares	111,109	111,109

Mid Cap Funds (15.00%)
9,460	Baron Asset Fund — Institutional Shares	666,653	666,653

Large Cap Funds (5.00%)
8,577	Baron Fifth Avenue Growth Fund — Institutional Shares	222,218	222,218

All Cap Funds (16.50%)
3,788	Baron Opportunity Fund — Institutional Shares	66,665	66,665
13,405	Baron Partners Fund — Institutional Shares	666,653	666,653

Total All Cap Funds		733,318	733,318

International Funds (19.50%)
43,374	Baron Emerging Markets Fund — Institutional Shares	666,653	666,653
8,268	Baron International Growth Fund — Institutional Shares	199,996	199,996

Total International Funds		866,649	866,649

Specialty Funds (7.50%)
11,107	Baron Real Estate Fund — Institutional Shares	333,326	333,326

Total Affiliated Investments (100.00%)		$4,444,353	4,444,353

Liabilities Less Cash and Other Assets (0.00%)			(19)

Net Assets			$4,444,334

Retail Shares (Equivalent to $10.00 per share based on 3,304 shares outstanding)			$33,039

TA Shares (Equivalent to $10.00 per share based on 100,004 shares outstanding)			$1,000,036

Institutional Shares (Equivalent to $10.00 per share based on 341,127 shares outstanding)			$3,411,259

%	Represents percentage of net assets.

All securities are Level 1.

See Notes to Financial Statements.	3

Baron WealthBuilder Fund	December 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

Assets:
Investments in Affiliated Mutual Funds, at value*	$4,444,353
Receivable for shares sold	4,444,353
Due from investment adviser	14,982

8,903,688

Liabilities:
Payable for securities purchased	4,444,353
Accrued expenses and other payables	15,001

4,459,354

Net Assets	$4,444,334

Net Assets consist of:
Paid-in capital	$4,444,334

Net Assets	$4,444,334

Retail Shares:
Net Assets	$33,039
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,304

Net Asset Value and Offering Price Per Share	$10.00

TA Shares:
Net Assets	$1,000,036
Shares Outstanding ($0.01 par value; indefinite shares authorized)	100,004

Net Asset Value and Offering Price Per Share	$10.00

Institutional Shares:
Net Assets	$3,411,259
Shares Outstanding ($0.01 par value; indefinite shares authorized)	341,127

Net Asset Value and Offering Price Per Share	$10.00

*Investments in securities, at cost	$4,444,353

4	See Notes to Financial Statements.

December 31, 2017	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS

DECEMBER 31, 2017

For the Period Ended December 31, 2017[1]
Investment income:
Expenses:
Distribution fees — Retail Shares (Note 4)	$1
Reports to shareholders	2,000
Professional fees	13,000

Total operating expenses	15,001
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(112)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(3,371)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(11,499)

Net expenses	19

Net investment loss	(19)

Net decrease in net assets resulting from operations	$(19)

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	December 31, 2017

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2017

For the Period Ended December 31, 2017[1]
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(19)

Decrease in net assets resulting from operations	(19)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	33,040
Proceeds from the sale of shares — TA Shares	1,000,040
Proceeds from the sale of shares — Institutional Shares	3,411,273

Increase in net assets derived from capital share transactions	4,444,353

Net increase in net assets	4,444,334

Net Assets:
Beginning of period	—

End of period	$4,444,334

Net investment loss at end of period	$(19)

Capital share transactions — Retail Shares
Shares sold	3,304

Net increase	3,304

Capital share transactions — TA Shares
Shares sold	100,004

Net increase	100,004

Capital share transactions — Institutional Shares
Shares sold	341,127

Net increase	341,127

[1]	For the period December 29, 2017 (commencement of operations) through December 31, 2017.

6	See Notes to Financial Statements.

December 31, 2017	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers nine series (the “Funds”). This report covers only the Baron WealthBuilder Fund (the “Fund”), which commenced operations on December 29, 2017. The Fund’s investment objective is capital appreciation. The Fund is a non-diversified fund because it invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. However, included in the Underlying Funds are diversified funds (with the exception of Baron Partners Fund, Baron Focused Growth Fund and Baron Real Estate Income Fund). The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.baronfunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee or make revenue sharing payments, to include payments to sub-transfer agency or record-keeping services. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

Non-U.S. equity securities held by the Underlying Funds are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser may use a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

7

Baron WealthBuilder Fund	December 31, 2017

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gain/loss. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

c) Repurchase Agreements.  The Fund may invest in repurchase agreements, which are short term investments whereby the Fund acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund did not own any repurchase agreements at December 31, 2017.

d) Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

e) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss and wash sale losses deferred.

f) Commitments and Contingencies. In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

g) Cash and Cash Equivalents.  The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

h) Diversification and Concentration of Underlying Funds.  Certain of the Underlying Funds hold non-diversified or concentrated portfolios that may contain fewer securities or invest in fewer industries than the portfolios of other mutual funds. This may increase the risk that the value of an Underlying Fund could decrease because of the poor performance of one or a few investments or of a particular industry. Additionally, non-diversified funds may encounter difficulty liquidating securities.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the period ended December 31, 2017 were as follows:

	Purchases		Sales
Baron WealthBuilder Fund	$4,444,353	$	$—

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered limited purpose broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Fund’s Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrative services.

8

December 31, 2017	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

5. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

6. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

7. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the period ended December 31, 2017, the Fund recorded the following permanent reclassifications to reflect tax character. Reclassifications between income and paid-in capital relates to the tax treatment of net investment loss. Results of operations and net assets were not affected by these reclassifications.

Undistributed (Accumulated) Net Investment Income (Loss)	$19
Undistributed (Accumulated) Net Realized Gain (Loss)	—
Paid-In Capital	(19)

As of December 31, 2017, the components of net assets on a tax basis were as follows:

Cost of investments	$4,444,353

Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	—

Net tax unrealized appreciation (depreciation)	—
Accumulated net investment income (loss)	—
Accumulated net realized gain (loss)	—
Paid-in capital	4,444,334

Net Assets	$4,444,334

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2017, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current) are subject to examination by the Internal Revenue Service and state departments of revenue.

9

Baron WealthBuilder Fund	December 31, 2017

NOTES TO FINANCIAL STATEMENTS (Continued)

8. OWNERSHIP CONCENTRATION

As of December 31, 2017, the officers, trustees and portfolio managers owned, directly or indirectly, 52.68% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

9. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests primarily in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2016	Purchase Cost	Sales Proceeds	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Capital Gain Distributions	Shares Held at December 31, 2017	Value at December 31, 2017	% of Net Assets at December 31, 2017
“Affiliated” Company as of December 31, 2017:
Baron Asset Fund — Institutional Shares	$—	$666,653	$—	$—	$—	$—	$—	9,460	$666,653	15.00%
Baron Discovery Fund — Institutional Shares	—	177,774	—	—	—	—	—	9,714	177,774	4.00%
Baron Emerging Markets Fund — Institutional Shares	—	666,653	—	—	—	—	—	43,374	666,653	15.00%
Baron Fifth Avenue Growth Fund — Institutional Shares	—	222,218	—	—	—	—	—	8,577	222,218	5.00%
Baron Focused Growth Fund — Institutional Shares	—	111,109	—	—	—	—	—	7,095	111,109	2.50%
Baron Growth Fund — Institutional Shares	—	666,653	—	—	—	—	—	9,585	666,653	15.00%
Baron International Growth Fund — Institutional Shares	—	199,996	—	—	—	—	—	8,268	199,996	4.50%
Baron Opportunity Fund — Institutional Shares	—	66,665	—	—	—	—	—	3,788	66,665	1.50%
Baron Partners Fund — Institutional Shares	—	666,653	—	—	—	—	—	13,405	666,653	15.00%
Baron Real Estate Fund — Institutional Shares	—	333,326	—	—	—	—	—	11,107	333,326	7.50%
Baron Small Cap Fund — Institutional Shares	—	666,653	—	—	—	—	—	22,714	666,653	15.00%

	$—	$4,444,353	$—	$—	$—	$—	$—		$4,444,353

10

December 31, 2017	Baron WealthBuilder Fund

FINANCIAL HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

	RETAIL SHARES Period Ended December 31, 2017[1]	TA SHARES Period Ended December 31, 2017[1]	INSTITUTIONAL SHARES Period Ended December 31, 2017[1]
Net asset value, beginning of period	$10.00	$10.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.00)[2,3]	(0.00)[2,3]	(0.00)[2,3]
Net realized and unrealized gain on investments	0.00	0.00	0.00

Total from investment operations	(0.00)[3]	(0.00)[3]	(0.00)[3]

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00

Net asset value, end of period	$10.00	$10.00	$10.00

Total return	0.00%[4]	0.00%[4]	0.00%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$0.0	$3.4	$1.0

Ratio of operating expenses to average net assets	0.59%[5,6]	0.34%[5,6]	0.34%[5,6]
Less: Reimbursement of expenses by Adviser	(0.29)%[5,6]	(0.29)%[5,6]	(0.29)%[5,6]

Ratio of net operating expenses to average net assets	0.30%[5,6]	0.05%[5,6]	0.05%[5,6]

Ratio of net investment loss to average net assets	(0.30)%[5,6]	(0.05)%[5,6]	(0.05)%[5,6]

Portfolio turnover rate	0.00%	0.00%	0.00%

[1]  For the period December 29, 2017 (commencement of operations) through December 31, 2017.

[2]  Based on average shares outstanding.

[3]  Less than $0.01 per share.

[4]  The total returns would have been lower had certain expenses not been reduced during the period shown. Total return is not annualized.

[5]  Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2017.

[6]  Annualized.

See Notes to Financial Statements.	11

Baron WealthBuilder Fund	December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron WealthBuilder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Baron WealthBuilder Fund (one of the funds constituting the Baron Select Funds, hereafter referred to as the “Fund”) as of December 31, 2017, and the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period December 29, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period December 29, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 23, 2018

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

12

December 31, 2017	Baron WealthBuilder Fund

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on December 29, 2017 and held for the period ended December 31, 2017.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 20171

	Actual Total Return	Beginning Account Value December 29, 2017	Ending Account Value December 31, 2017		Annualized Expense Ratio	Expenses Paid During the Period[2]
Retail Shares	0.00%	$1,000.00	$1,000.00	[4]	0.30%[5]	$0.02	[3]
TA Shares	0.00%	$1,000.00	$1,000.00	[4]	0.05%[5]	$0.00	[3]
Institutional Shares	0.00%	$1,000.00	$1,000.00	[4]	0.05%[5]	$0.00	[3]

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2017

	Hypothetical Annualized Total Return	Beginning Account Value December 29, 2017	Ending Account Value December 31, 2017		Annualized Expense Ratio	Expenses Paid During the Period[2]
Retail Shares	5.00%	$1,000.00	$1,000.39	[4]	0.30%[5]	$0.02	[3]
TA Shares	5.00%	$1,000.00	$1,000.41	[4]	0.05%[5]	$0.00	[3]
Institutional Shares	5.00%	$1,000.00	$1,000.41	[4]	0.05%[5]	$000	[3]

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]

The Fund commenced investment operations on December 29, 2017. Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (3), then divided by 365 (to reflect the partial period).

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.

13

Baron WealthBuilder Fund	December 31, 2017

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON WEALTHBUILDER FUND BY THE BOARD OF TRUSTEES (Unaudited)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on November 13, 2017 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for Baron WealthBuilder Fund (the “Fund”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Fund. Because, at its May 4, 2017 meeting, the Board had considered the annual review of the Investment Advisory Agreements, Distribution Agreements, and 12b-1 Plans, had received presentations from an independent consultant and from management about the relevant fees, expenses and services, and, from independent legal counsel, about the legal standards, similar materials were not presented at this meeting upon the Board’s confirmation that they recalled and understood the application to the Fund of the information to the presentations received and the deliberations undertaken. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial term of two years.

In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees relied on the information they received at this meeting, as well as other information they received at the May 4, 2017 meeting and at other times. In particular, the Board considered the following:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•

The nature, quality and the level of long-term performance of the services provided by the Adviser to the other funds the Adviser advises, which were expected to be provided to the Fund, including: intensive devotion to research, relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Fund and the support services provided to the Board;

•

The Adviser’s investment principles and processes and the Board members’ general understanding of historical performance of the other funds the Adviser advises as compared to similar funds managed by other advisers;

•	The anticipated total expense ratio of the Fund;

•	The costs of portfolio management, including the types of investments to be made for the Fund, the personnel and systems necessary for implementation the investment strategy; and

•	Additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate and that it would likely benefit from those services to be provided under the Investment Advisory Agreement with the Adviser.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

As part of its consideration of the cost of services to be provided, the Board examined the fees to be charged by the Adviser as compared to the fees charged by comparable funds, as explained by the Adviser’s General Counsel. The Board also discussed and considered certain services to be provided to the Fund, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support.

In addition, the Board also considered the financial condition of the Adviser and its affiliates. Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of its assets is uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliate from their relationships with the Fund.

The Board concluded that the proposed management fee was supportable in light of the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets, uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the advisory contract for the Fund.

After due consideration of the above-enumerated factors and other factors it deemed relevant, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial term of two years.

14

December 31, 2017	Baron WealthBuilder Fund

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Executive Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. “Interested Trustees” are considered “interested persons” (as defined in the 1940 Act) of the Trust, and “Independent Trustees” are not considered “interested persons” of the Trust. Additional Information about the Trustees and Executive Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 74	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	14 years	Director, Chairman, CEO and CIO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present).	16	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 62	Chairman, President, Chief Operating Officer and Trustee	14 years	Director: the Firm* (2003-Present); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present).	16	None
Independent Trustees

Norman S. Edelcup(3),(4),(5) 244 Atlantic Isles Sunny Isles Beach, FL 33160 Age: 82	Trustee	14 years	Mayor (2003-2015): Sunny Isles Beach, Florida; Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-2016); Director: Valhi, Inc. (diversified company) (1975-2016).

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 Age: 83	Trustee	14 years	Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02468 Age: 74	Lead Trustee	14 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	None

Anita Rosenberg(4),(5) 1540 N. Lake Shore Drive Chicago, Il 60610 Age: 53	Trustee	3 years	Advisory Board Member: Impala Capital Management, LLC (2014-Present); Advisory Board Member: ValueAct Capital, LLC (2014-Present); Senior Advisor: Magnetar Capital (2011-2012); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	16	Director: Golub Capital BDC, Inc. (2011-Present).

David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 Age: 67	Trustee	14 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	16	None

15

Baron WealthBuilder Fund	December 31, 2017

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Alex Yemenidjian(4),(5) One Hughes Center Drive Las Vegas, NV 89169 Age: 62	Trustee	10 years	Chairman and CEO: Tropicana Las Vegas (gaming) (2009-2015); Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Managing Partner: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	16	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present).

Thomas J. Folliard(4),(5) 56 Beacon Street Boston, MA 02108 Age: 52	Trustee	< 1 year	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); President and Chief Executive Officer: CarMax, Inc. (2006-2016); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	16	Director: PulteGroup, Inc.
Additional Officers of the Fund

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 58	Senior Vice President	14 years	Director and Senior Vice President: the Firm*; Senior Vice President: Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Small Cap Fund.	N/A	N/A

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 47	Vice President and Chief Compliance Officer	2 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Vice President: the Firm* (2014-Present); Principal and Director of Investment Management Compliance and Risk Management: Bessemer Trust (2006-2014).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 49	Vice President, General Counsel and Secretary	9 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds; General Counsel: Baron USA Partners Fund, Ltd.	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 48	Senior Vice President	14 years	Senior Vice President: the Firm*, Baron Investment Funds Trust, Baron Select Funds; Portfolio Manager: Baron Asset Fund.	N/A	N/A

Susan Robbins 767 Fifth Avenue New York, NY 10153 Age: 63	Vice President	14 years	Director and Vice President: the Firm*; Vice President: Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 Age: 56	Treasurer and Chief Financial Officer	14 years	Chief Financial Officer and Treasurer: the Firm*, Baron Investment Funds Trust, Baron Select Funds.	N/A	N/A

*	The “Firm” means BCG along with its subsidiaries BCI, Baron Capital Management, Inc. and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

16

Privacy Notice

The Funds collect nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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For more information, and to enroll today, go to www.baronfunds.com/edelivery.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

DECEMBER 17

Item 2.	Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2017 and December 31, 2016:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2017	2016
Baron Select Funds	$ 264,800	$249,450

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2017	2016
Baron Select Funds	$ 0	$ 0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2017	2016
Baron Select Funds	$ 152,090	$ 178,350

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2017	2016
Baron Select Funds	$ 0	$ 0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

        2017: $29,000

        2016: $25,000

(h) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6.	Schedule of Investments.

Included herein under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 2, 2018

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: March 2, 2018